EXHIBIT 4.2
                                 -----------



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                                                                EXECUTION COPY
                                                                --------------








                                   INDENTURE


                                    between


                   MERRILL AUTO TRUST SECURITIZATION 2005-1,
                                  as Issuer,


                     HSBC BANK USA, NATIONAL ASSOCIATION,
                             as Indenture Trustee,


                                      and


                       U.S. BANK NATIONAL ASSOCIATION,
                         as Securities Administrator.





                           Dated as of May 31, 2005





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                               TABLE OF CONTENTS
                                                                                                  Page
                                                                                                  ----


                                   ARTICLE I
               DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

SECTION 1.1.     Definitions and Usage.............................................................2
SECTION 1.2.     Incorporation by Reference of Trust Indenture Act.................................2

                                  ARTICLE II
                                   THE NOTES

SECTION 2.1.     Form..............................................................................2
SECTION 2.2.     Execution, Authentication and Delivery............................................3
SECTION 2.3.     Temporary Notes...................................................................4
SECTION 2.4.     Tax Treatment.....................................................................4
SECTION 2.5.     Registration; Registration of Transfer and Exchange...............................4
SECTION 2.6.     Mutilated, Destroyed, Lost or Stolen Notes........................................6
SECTION 2.7.     Persons Deemed Owners.............................................................7
SECTION 2.8.     Payment of Principal and Interest; Defaulted Interest.............................7
SECTION 2.9.     Cancellation......................................................................8
SECTION 2.10.    Release of Collateral.............................................................8
SECTION 2.11.    Book-Entry Notes..................................................................9
SECTION 2.12.    Notices to Clearing Agency........................................................9
SECTION 2.13.    Definitive Notes..................................................................9
SECTION 2.14.    Authenticating Agents............................................................10

                                  ARTICLE III
                                   COVENANTS

SECTION 3.1.     Payment of Principal and Interest................................................11
SECTION 3.2.     Maintenance of Office or Agency..................................................11
SECTION 3.3.     Money for Payments To Be Held in Trust...........................................11
SECTION 3.4.     Existence........................................................................13
SECTION 3.5.     Protection of Indenture Trust Estate.............................................13
SECTION 3.6.     Opinions as to Indenture Trust Estate............................................15
SECTION 3.7.     Performance of Obligations; Servicing of Receivables.............................15
SECTION 3.8.     Negative Covenants...............................................................18
SECTION 3.9.     Annual Statement as to Compliance................................................18
SECTION 3.10.    Issuer May Consolidate, etc., Only on Certain Terms..............................18
SECTION 3.11.    Successor or Transferee..........................................................20
SECTION 3.12.    No Other Business................................................................20
SECTION 3.13.    No Borrowing.....................................................................20
SECTION 3.14.    Master Servicer's Obligations....................................................20
SECTION 3.15.    Guarantees, Loans, Advances and Other Liabilities................................21
SECTION 3.16.    Capital Expenditures.............................................................21


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SECTION 3.17.    Further Instruments and Acts.....................................................21
SECTION 3.18.    Restricted Payments..............................................................21
SECTION 3.19.    Notice of Events of Default......................................................21
SECTION 3.20.    Issuer's Obligations under each ISDA Master Agreement;
                 Replacement and Termination of each ISDA Master Agreement......................21

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

SECTION 4.1.     Satisfaction and Discharge of Indenture..........................................22
SECTION 4.2.     Application of Trust Money.......................................................23
SECTION 4.3.     Repayment of Monies Held by Note Paying Agent....................................24

                                   ARTICLE V
                                   REMEDIES

SECTION 5.1.     Events of Default................................................................24
SECTION 5.2.     Acceleration of Maturity; Rescission and Annulment...............................25
SECTION 5.3.     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee........26
SECTION 5.4.     Remedies; Priorities.............................................................28
SECTION 5.5.     Optional Preservation of the Receivables.........................................31
SECTION 5.6.     Limitation of Suits..............................................................31
SECTION 5.7.     Unconditional Rights of Noteholders To Receive Principal and Interest............32
SECTION 5.8.     Restoration of Rights and Remedies...............................................32
SECTION 5.9.     Rights and Remedies Cumulative...................................................33
SECTION 5.10.    Delay or Omission Not a Waiver...................................................33
SECTION 5.11.    Control by Controlling Class.....................................................33
SECTION 5.12.    Waiver of Past Defaults..........................................................33
SECTION 5.13.    Undertaking for Costs............................................................34
SECTION 5.14.    Waiver of Stay or Extension Laws.................................................34
SECTION 5.15.    Action on Notes..................................................................34
SECTION 5.16.    Performance and Enforcement of Certain Obligations...............................35

                                  ARTICLE VI
            THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

SECTION 6.1.    Duties of Indenture Trustee......................................................35
SECTION 6.2.    Rights of Indenture Trustee......................................................37
SECTION 6.3.    Individual Rights of Indenture Trustee...........................................38
SECTION 6.4.    Indenture Trustee's Disclaimer...................................................38
SECTION 6.5.    Notice of Defaults...............................................................38
SECTION 6.6.    [Reserved].......................................................................39
SECTION 6.7.    Compensation and Indemnity.......................................................39
SECTION 6.8.    Replacement of Indenture Trustee.................................................39
SECTION 6.9.    Successor Indenture Trustee by Merger............................................40
SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate Indenture Trustee................41


                                      ii

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SECTION 6.11.   Eligibility; Disqualification....................................................42
SECTION 6.12.   Preferential Collection of Claims Against Issuer.................................43
SECTION 6.13.   Duties of Securities Administrator...............................................43
SECTION 6.14.   Rights of Securities Administrator...............................................45
SECTION 6.15.   Individual Rights of Securities Administrator....................................46
SECTION 6.16.   Securities Administrator's Disclaimer............................................46
SECTION 6.17.   Reports by Securities Administrator to Noteholders...............................46
SECTION 6.18.   Compensation and Indemnity.......................................................46
SECTION 6.19.   Replacement of Securities Administrator..........................................47
SECTION 6.20.   Successor Securities Administrator by Merger.....................................48
SECTION 6.21.   Eligibility; Disqualification....................................................49

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1.    Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders...........49
SECTION 7.2.    Preservation of Information; Communications to Noteholders.......................49
SECTION 7.3.    Reports by Issuer................................................................50
SECTION 7.4.    Reports by Securities Administrator..............................................50

                                 ARTICLE VIII
                      COUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1.    Collection of Money..............................................................50
SECTION 8.2.    Trust Accounts...................................................................51
SECTION 8.3.    General Provisions Regarding Accounts............................................55
SECTION 8.4.    Release of Indenture Trust Estate................................................56
SECTION 8.5.    Opinion of Counsel...............................................................57

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders...........................57
SECTION 9.2.    Supplemental Indentures with Consent of Noteholders..............................58
SECTION 9.3.    Execution of Supplemental Indentures.............................................60
SECTION 9.4.    Effect of Supplemental Indenture.................................................60
SECTION 9.5.    Conformity with Trust Indenture Act..............................................60
SECTION 9.6.    Reference in Notes to Supplemental Indentures....................................61

                                   ARTICLE X
                                  PREPAYMENT

SECTION 10.1.   Optional Prepayment..............................................................61
SECTION 10.2.   Form of Prepayment Notice........................................................61
SECTION 10.3.   Notes Payable on Prepayment Date.................................................62


                                     iii


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                                  ARTICLE XI
                                 MISCELLANEOUS

SECTION 11.1.   Compliance Certificates and Opinions, etc........................................62
SECTION 11.2.   Form of Documents Delivered to Indenture Trustee and the
                Securities Administrator.........................................................64
SECTION 11.3.   Acts of Noteholders..............................................................64
SECTION 11.4.   Notices, etc., to Indenture Trustee, Securities Administrator,
                Issuer, Rating Agencies and Counterparties.......................................65
SECTION 11.5.   Notices to Noteholders; Waiver...................................................66
SECTION 11.6.   Alternate Payment and Notice Provisions..........................................66
SECTION 11.7.   Conflict with Trust Indenture Act................................................66
SECTION 11.8.   Effect of Headings and Table of Contents.........................................67
SECTION 11.9.   Successors and Assigns...........................................................67
SECTION 11.10.  Separability.....................................................................67
SECTION 11.11.  Benefits of Indenture............................................................67
SECTION 11.12.  Legal Holidays...................................................................67
SECTION 11.13.  GOVERNING LAW....................................................................67
SECTION 11.14.  Counterparts.....................................................................67
SECTION 11.15.  Recording of Indenture...........................................................68
SECTION 11.16.  Trust Obligation.................................................................68
SECTION 11.17.  No Petition......................................................................68
SECTION 11.18.  Subordination Agreement..........................................................68
SECTION 11.19.  No Recourse......................................................................69
SECTION 11.20.  Inspection.......................................................................69
SECTION 11.21.  Representations and Warranties as to the Security Interest
                of the Indenture Trustee in the Receivables .....................................69

EXHIBIT A-1     Form of Class A-1 Note........................................................A-1-1
EXHIBIT A-2a    Form of Class A-2a Note......................................................A-2a-1
EXHIBIT A-2b    Form of Class A-2b Note......................................................A-2b-1
EXHIBIT A-3     Form of Class A-3 Note........................................................A-3-1
EXHIBIT A-4     Form of Class A-4 Note........................................................A-4-1
EXHIBIT B       Form of Class B Note............................................................B-1
EXHIBIT C       Form of Class C Note............................................................C-1
SCHEDULE A      Schedule of Receivables........................................................SA-1
APPENDIX A      Definitions and Usage..........................................................AA-1

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                                      iv

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     INDENTURE, dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture") among MERRILL AUTO TRUST SECURITIZATION 2005-1, a Delaware statutory trust, as issuer (the "Issuer"), HSBC BANK USA, NATIONAL ASSOCIATION a national banking association, as Trustee and not in its individual capacity (in such capacity, the "Indenture Trustee"), and U.S. Bank National Association, a national banking association, as securities administrator and not in its individual capacity (in such capacity, the "Securities Administrator").

     Each party agrees as follows for the benefit of the other party and, subject to the subordination provisions of this Indenture, for the equal and ratable benefit of the Counterparties and the holders of the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes, Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"):

                                GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Counterparties, all of the Issuer's right, title and interest in, to and under the following property, whether now owned or existing or hereafter acquired or arising: (a) the Receivables; (b) monies received thereunder on or after the Cut-off Date (other than the portion of any Obligor payment related to the interest accrued on each Receivable up to its last scheduled payment date prior to May 31,
2005); (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (d) proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (e) the Receivable Files; (f) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof;
(g) the Sale and Servicing Agreement; (h) payments and proceeds with respect to the Receivables; (i) the Receivables Purchase Agreement; (j) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Master Servicer or a Receivables Servicer or repurchased by the Depositor or the Admininstrator)); (k) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; (l) each Interest Rate Swap Agreement and (m) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").



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     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes and to secure the obligations owed by the Issuer under the Interest Rate Swap Agreements, equally and ratably without prejudice, priority or distinction, except as provided in the Indenture, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and the Counterparties may be adequately and effectively protected.

                                  ARTICLE I

               DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

     SECTION 1.1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A, which also contains rules as to usage that shall be applicable herein.

     SECTION 1.2. Incorporation by Reference of Trust Indenture Act.
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" shall mean the Notes.

     "indenture security holder" shall mean a Noteholder.

     "indenture to be qualified" shall mean this Indenture.

     "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

     "obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                 ARTICLE II

                                   THE NOTES

     SECTION 2.1. Form. (a) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, together with the Indenture Trustee's or the Securities Administrator's certificates of authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2a,


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Exhibit A-2b, Exhibit A-3, Exhibit A-4, Exhibit B and Exhibit C, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.
Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     (b) The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers of the Trust executing such Notes, as evidenced by their execution of such Notes.

     (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3, Exhibit A-4, Exhibit B and Exhibit C, are part of the terms of this Indenture and are incorporated herein by reference.

     (d) The Issuer in issuing the Notes may use "CUSIP," "CINS" and "ISIN" numbers (if then generally in use), and the Indenture Trustee and the Securities Administrator shall use CUSIP, CINS and ISIN numbers, as the case may be, in notices as a convenience to Noteholders and no representation shall be made as to the correctness of such numbers either as printed on the Notes or as contained in a notice to Noteholders.

     SECTION 2.2. Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) The Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes and initial aggregate principal amounts as set in the table below.

                                                 Initial Aggregate
        Class                                    Principal Amount
        -----                                    ----------------
        Class A-1 Notes                             $470,300,000
        Class A-2a Notes                            $150,000,000
        Class A-2b Notes                            $488,000,000
        Class A-3 Notes                             $417,000,000
        Class A-4 Notes                             $155,400,000
        Class B Notes                               $ 57,800,000
        Class C Notes                               $ 31,120,000


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The aggregate principal amount of the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes Outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

     (d) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, shall be issuable as Book-Entry Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

     (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or the Securities Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.3. Temporary Notes. (a) Pending the preparation of definitive Notes pursuant to Section 2.13, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing the temporary Notes may determine, as evidenced by their execution of such temporary Notes.

     If temporary Notes are issued, the Issuer shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Notes.

     SECTION 2.4. Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     SECTION 2.5. Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the


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registration of transfers of Notes. The Securities Administrator initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Securities Administrator is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee and the Securities Administrator prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register,
(ii) the Indenture Trustee and the Securities Administrator shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and (iii) the Indenture Trustee and the Securities Administrator shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

     (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, an Authorized Officer of the Issuer shall execute, and the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate and the Noteholder shall obtain from the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount.

     (c) Subject to subsection (i) below, at the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate, and the Noteholder shall obtain from the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive.

     (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

     (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar and (ii) accompanied by such other documents or evidence as the Indenture Trustee and the Note Registrar may require.

     (f) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.


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

     (g) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the Payment Date for any payment with respect to such Note.

     (h) Each Person that acquires a Note in definitive form shall be required to represent, and each Person that acquires a Note will be deemed to represent by its acceptance of the Note, that (x) it is not, and it is not acquiring the Note on behalf of or with "plan assets" (as determined under Department of Labor Regulation ss. 2510.3-101 or otherwise) of a Plan, or any employee benefit plan subject to Similar Law, or (y) its acquisition and holding of the Note are eligible for relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of an employee benefit plan subject to Similar Law, do not result in a nonexempt violation of Similar Law.

     SECTION 2.6. Mutilated, Destroyed, Lost or Stolen Notes.

     (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or each of the Indenture Trustee and the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Securities Administrator such security or indemnity as may be required by the Indenture Trustee and the Securities Administrator to hold the Issuer, the Indenture Trustee and the Securities Administrator harmless, then, in the absence of notice to the Issuer, the Note Registrar, the Indenture Trustee or the Securities Administrator that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon Issuer Request the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Prepayment Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Securities Administrator shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Securities Administrator in connection therewith.

     (b) Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Securities Administrator) connected therewith.

     (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.7. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Indenture Trustee or the Securities Administrator may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any agent of the Issuer, the Indenture Trustee or the Securities Administrator shall be affected by notice to the contrary.

     SECTION 2.8. Payment of Principal and Interest; Defaulted Interest.

     (a) The Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes shall accrue interest at the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate and the Class C Rate, respectively, as set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3, Exhibit A-4, Exhibit B and Exhibit C, respectively, and such interest shall be due and payable on each Payment Date as specified therein, subject to Section 3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered in the Note Register on the Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Payment Date, Prepayment Date or the applicable Final Scheduled Payment Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

     (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b,

Exhibit A-3, Exhibit A-4, Exhibit B and Exhibit C. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Securities Administrator shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

     (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate on the Payment Date following such default. The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Payment Date.

     SECTION 2.9. Cancellation. All Notes surrendered for payment, registration of transfer or exchange or redemption pursuant to Section 10.1 shall, if surrendered to any Person other than the Securities Administrator, be delivered to the Securities Administrator and shall be promptly cancelled by the Securities Administrator. The Issuer may at any time deliver to the Securities Administrator for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Securities Administrator. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Securities Administrator in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Securities Administrator.

     SECTION 2.10. Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Issuer's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

     SECTION 2.11. Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.13:

          (i) the provisions of this Section 2.11 shall be in full force and effect;

          (ii) the Note Registrar, the Indenture Trustee and the Securities Administrator shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Security Depository Agreement. Unless and until Definitive Notes are issued to Note Owners pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the principal amount of the Notes Outstanding (or any Class thereof) the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or Class thereof) and has delivered such instructions to the Indenture Trustee and the Securities Administrator.

     SECTION 2.12. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders of Book-Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.13, the Indenture Trustee and the Securities Administrator shall give all such notices and communications specified herein to be given to Noteholders of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     SECTION 2.13. Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Issuer advises the Indenture Trustee and the Securities Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Class of Book-Entry Notes and the Issuer is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of such Class of Book- Entry Notes evidencing beneficial interests aggregating not less than a majority of the principal amount of such Class advise the Indenture Trustee, the Securities Administrator and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Class of Note Owners, then the Clearing Agency shall notify all Note Owners of such Class, the Indenture Trustee and the Securities Administrator of the occurrence of such event and of the availability of Definitive Notes to the Note Owners of the applicable Class requesting the same. Upon surrender to the Securities Administrator of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar, the Indenture Trustee or the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee and the Securities Administrator shall recognize the holders of such Definitive Notes as Noteholders.

     SECTION 2.14. Authenticating Agents. (a) The Indenture Trustee, at the expense of the Issuer, may appoint one or more Persons in addition to the Securities Administrator (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5, 2.6 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section
2.14 shall be deemed to be the authentication of Notes "by the Indenture
Trustee."

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Securities Administrator and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

     (d) The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                 ARTICLE III

                                   COVENANTS

     SECTION 3.1. Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing on each Payment Date the Issuer shall cause to be paid pursuant to Sections 8.2(c) and 8.2(d) all amounts on deposit in the Collection Account and the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and deposited therein pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.2. Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Securities Administrator to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee and the Securities Administrator of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee and the Securities Administrator with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Securities Administrator, and the Issuer hereby appoints the Securities Administrator as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3. Money for Payments To Be Held in Trust. (a) As provided in Sections 8.2 and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Securities Administrator or by another Note Paying Agent, and no amounts so withdrawn from the Trust Accounts for payments of Notes shall be paid over to the Issuer, except as provided in this Section 3.3.

     (b) On or before the Business Day preceding each Payment Date and Prepayment Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee and (unless the Note Paying Agent is the Securities Administrator) the Securities
Administrator of its action or failure so to act.

     (c) The Issuer shall cause each Note Paying Agent other than the Indenture Trustee or the Securities Administrator to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee or the Securities Administrator acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Note Paying Agent shall:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes or under the Interest Rate Swap Agreements in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee, the Counterparties and the Securities Administrator notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes or under the Interest Rate Swap Agreements, as applicable;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

          (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes or under the Interest Rate Swap Agreements, as applicable, if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes or under the Interest Rate Swap Agreements, as applicable, of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

     (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense and written direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and written direction of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Noteholder).

     SECTION 3.4. Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate, including all licenses required under (i) the Maryland Vehicle Sales Finance Act or (ii) the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Indenture and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms of this Indenture and the Trust Agreement.

     SECTION 3.5. Protection of Indenture Trust Estate. (a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Indenture Trust Estate, and the Trust shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Indenture Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii) enforce any of the Collateral; or

          (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee, the Counterparties and the Noteholders in such Indenture Trust Estate against the claims of all Persons.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5 that has been prepared by the Master Servicer and delivered to the Indenture Trustee for execution; provided, however, that the Indenture Trustee shall be under no obligation to prepare or file any such financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

     (b) The Issuer hereby represents and warrants that, as to the Collateral pledged to the Indenture Trustee for the benefit of the Noteholders, on the Closing Date:

          (i) the Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral that is in existence in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

          (ii) the Receivables constitute "tangible chattel paper" under the applicable UCC;

          (iii) the Issuer owns and has good and marketable title to such Collateral free and clear of any Liens of any Person, other than the interest Granted under this Indenture;

          (iv) the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim;

          (v) the Trust Accounts are not in the name of any Person other than the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, and the Issuer has not consented to the bank maintaining the Trust Accounts to comply with the instructions of any Person other than the Indenture Trustee or the Securities Administrator;

          (vi) the Issuer has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

          (vii) the Issuer has caused or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdiction under applicable law in order to perfect the security interest Granted hereunder in the Receivables;

          (viii) other than its Granting hereunder, the Issuer has not Granted such Collateral, the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of such Collateral other than the financing statement in favor of the Indenture Trustee, and the Issuer is not aware of any judgment or tax lien filing against it; and

          (ix) the information relating to such Collateral set forth in the Schedule of Receivables (attached hereto as Schedule A) is correct.

     SECTION 3.6. Opinions as to Indenture Trust Estate.

     (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Securities Administrator an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) On or before March 30 in each calendar year, beginning on March 30, 2006, the Master Servicer, on behalf of the Issuer, shall furnish to the Indenture Trustee and the Securities Administrator an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 30 in the following calendar year.

     SECTION 3.7. Performance of Obligations; Servicing of Receivables.

     (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Securities Administrator in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer, the Administrator and the Owner Trustee to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all financing statements and continuation statements required to be filed under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes then Outstanding, voting separately and if such action would materially adversely affect a Counterparty, without the consent of such Counterparty. For the avoidance of doubt, and notwithstanding anything in this Indenture to the contrary, the Trust Agreement may be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies and the Indenture Trustee and with the consent of holders of all of the Certificates but without the consent of any Noteholder, to create one or more classes of certificates and amend the rights of the then-current Certificates; provided that an Opinion of Counsel shall be furnished to the Indenture Trustee, the Owner Trustee and the Securities Administrator to the effect that such amendment (A) will not materially adversely affect the federal income taxation of any outstanding Note or Certificate (unless the holder thereof consents to such new treatment) and (B) will not cause the Issuer to be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

     (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Securities Administrator, the Counterparties and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to
Section 7.1 of the Sale and Servicing Agreement or the Master Servicer's resignation in accordance with the terms of the Sale and Servicing Agreement, the Issuer shall (subject to the rights of the Indenture Trustee to direct such appointment pursuant to Section 7.1 of the Sale and Servicing Agreement) promptly appoint a Successor Master Servicer meeting the requirements of the Sale and Servicing Agreement, and such Successor Master Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and the Securities Administrator. In the event that a Successor Master Servicer has not been appointed and has not accepted its appointment at the time when the Master Servicer ceases to act as Master Servicer, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer) and otherwise the Indenture Trustee, without further action shall automatically be appointed the Successor Master Servicer. If the Indenture Trustee shall be legally unable to act as Successor Master Servicer, the Indenture Trustee may appoint, or petition a court of competent jurisdiction to appoint, a Successor Master Servicer. The Securities Administrator or the Indenture Trustee, as the case may be, may resign as the Master Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new master servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall promptly obtain a new master servicer as the Successor Master Servicer under the Sale and Servicing Agreement. Any Successor Master Servicer (other than the Securities Administrator or the Indenture Trustee or an Affiliate thereof) shall (i) be an established financial institution having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automobile receivables and whose appointment as Successor Master Servicer satisfies the Rating Agency Condition and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to its predecessor Master Servicer. If, within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new master servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Master Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with Section 7.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee and the Securities Administrator). Notwithstanding anything herein or in the Sale and Servicing Agreement to the contrary, in no event shall either the Indenture Trustee or the Securities Administrator be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Successor Master Servicer to act as Successor Master Servicer under the Basic Documents and the transactions set forth or provided for therein. If either the Securities Administrator or the Indenture Trustee shall succeed to the Master Servicer's duties as master servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Securities Administrator or Indenture Trustee, as the case may be, and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Securities Administrator or the Indenture Trustee in its duties as the successor to the Master Servicer and the servicing of the Receivables. In case the Securities Administrator or the Indenture Trustee shall become successor to the Master Servicer under the Sale and Servicing Agreement, the Securities Administrator or the Indenture Trustee, as the case may be, shall entitled to appoint as Master Servicer any one of its Affiliates; provided that the Securities Administrator or the Indenture Trustee, in its capacity as the Master
Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Master Servicer.

     (f) Upon any termination of the Master Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Securities Administrator in writing. As soon as a Successor Master Servicer is appointed by the Issuer, the Issuer shall notify the Indenture Trustee and the Securities Administrator in writing of such appointment, specifying in such notice the name and address of such Successor Master Servicer.

     (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees that it shall not, without the prior written consent of the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority in principal amount of the Notes Outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or the other Basic Documents).

     SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, the Trust Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Trust or the Indenture Trust Estate;

          (iii) dissolve or liquidate in whole or in part;

          (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer, including those included in the Indenture Trust Estate, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

     SECTION 3.9. Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee and the Securities Administrator, within 120 days after the end of each calendar year, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year (or since the Closing Date in the case of the first such Officer's Certificate), or, if there has been a default in any material respect in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10. Issuer May Consolidate, etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Securities Administrator, in form satisfactory to the Indenture Trustee and the Securities Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder, the Counterparties or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
     Act).

     (b) Other than as specifically contemplated by the Basic Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Securities Administrator, in form satisfactory to the Indenture Trustee and the Securities Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings, if any, with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Counterparties, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
     Act).

     SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Securities Administrator stating that the Issuer is to be so released.

     SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

     SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and the Certificates.

     SECTION 3.14. Master Servicer's Obligations. The Issuer shall cause the Master Servicer to comply with the Sale and Servicing Agreement, including, without limitation, Sections 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14 and 4.7
and Article VI thereof.

     SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17. Further Instruments and Acts. Upon request of the Indenture Trustee or the Securities Administrator, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, payments to the Master Servicer, the Receivables Servicers, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Administrator, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account or the Principal Distribution Account except in accordance with this Indenture and the other Basic Documents.

     SECTION 3.19. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Securities Administrator, the Counterparties and the Rating Agencies prompt written notice of each Event of Default and Default hereunder and of each default on the part of any party to the Sale and Servicing Agreement with respect to any of the provisions thereof.

     SECTION 3.20. Issuer's Obligations under each ISDA Master Agreement; Replacement and Termination of each ISDA Master Agreement. (a) Following the rating of the Counterparty falling below the Minimum Rating Threshold (as defined in the ISDA Master Agreement), the Issuer shall consult with an independent investment bank (which may include the Representative) and shall attempt to negotiate an ISDA Credit Support Annex (as defined in the ISDA Master Agreement) with such Counterparty that meets the terms of the related ISDA

Master Agreement. If an ISDA Credit Support Annex is negotiated, the
Owner Trustee shall set up an Eligible Deposit Account to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Collection Account unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Issuer pursuant to any Interest Rate Swap Agreement.

     (b) Following an ISDA Event of Default or ISDA Termination Event for which the Issuer has the right to designate an Early Termination Date (as such terms are defined in the related ISDA Master Agreement), the Issuer shall consult with an independent investment bank (which may include the Representative) as to whether it will designate an Early Termination Date. Upon the termination of any Interest Rate Swap Agreement, the Issuer shall use its reasonable best efforts to enforce the rights of the Issuer and the Indenture Trustee thereunder as may be permitted by the terms of the related ISDA Master Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into replacement fixed/floating swaps with another Counterparty such that each of the Rating Agencies shall have given prior written confirmation to the Issuer that such Rating Agency shall not reduce or withdraw its then current rating of any of the Notes. To the extent such replacement fixed/floating swap can be entered into, any termination payments received by the Issuer in respect of the terminated fixed/floating swap shall be used, to the extent necessary, by the Issuer for the purpose of entering into such replacement fixed/floating swap. Following a failure of Merrill Lynch Capital Services, Inc. to make the due and punctual payment of any and all amounts payable by Merrill Lynch Capital Services, Inc. under any Interest Rate Swap Agreement, including, in case of default, interest on any amount due, when and as the same shall become due and payable, the Securities Administrator shall make a demand of the Swap Guarantor pursuant to the Swap Guarantee.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13 and 3.17, (v) the rights, obligations, protections and immunities of the Indenture Trustee and the Securities Administrator hereunder (including the rights of the Indenture Trustee under Section 6.7, the rights of the Securities Administrator under Section 6.18 and the obligations of the Securities Administrator under Section 4.3), and (vi) the rights of Noteholders and the Counterparties as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee or the Securities Administrator payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

               (A) either:

                    (1) all Notes theretofore authenticated and delivered
               (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Securities Administrator for cancellation; or

                    (2) all Notes not theretofore delivered to the Securities
               Administrator for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Securities Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient without reinvestment to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Securities Administrator for cancellation when due to the applicable Final Scheduled Payment Date or Prepayment Date (if Notes shall have been called for prepayment pursuant to Section 10.1), as the case may be, and all fees due and payable to the Securities Administrator;

               (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under any of the other Basic Documents (including amounts due and payable under the Interest Rate Swap Agreements) by the Issuer; and

               (C) the Issuer has delivered to the Indenture Trustee and the Securities Administrator an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee or the Securities Administrator) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Upon the satisfaction and discharge of the Indenture pursuant to this
Section 4.1, at the request of the Owner Trustee, the Securities Administrator shall deliver to the Owner Trustee a certificate of a Securities Administrator Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Securities Administrator Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

     SECTION 4.2. Application of Trust Money. All monies deposited with the Securities Administrator pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, the Interest Rate Swap Agreements and this Indenture, to the payment, either (i) directly or through any Note Paying Agent, as the Securities Administrator may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Securities Administrator, of all sums due and to become due thereon for principal and interest, and (ii) to each Counterparty of all net amounts payable under the Interest Rate Swap Agreements, subject to and in accordance with Section 8.2(c), but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.3. Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Securities Administrator under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Securities Administrator to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                   REMEDIES

     SECTION 5.1. Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable on a Payment Date, and such default shall continue for a period of 35 days or more; or

          (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

          (iii) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) that materially and adversely affects the Noteholders and such default shall continue for a period of 30 days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the aggregate outstanding principal amount of the Controlling Class, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (iv) any representation or warranty of the Issuer made in this Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture

     Trustee by the holders of Notes evidencing not less than 25% of the aggregate outstanding principal amount of the Controlling Class, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (vi) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee and the Counterparties, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Outstanding Amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer, the Counterparties and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Securities Administrator a sum sufficient to pay:

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee or the Securities Administrator hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, the Securities Administrator and their agents and counsel and the reasonable compensation, expenses and disbursements of the Owner Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the nonpayment of any interest on any Note when the same becomes due and payable, and such Event of Default continues for a period of five days, or (ii) there is an Event of Default relating to the nonpayment of the principal of any Note on its Final Scheduled Payment Date, the Issuer shall, upon demand of the Indenture Trustee, pay to the Securities Administrator, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable
Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Securities Administrator and their agents, attorneys and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, in its discretion, may proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, the Securities Administrator and each predecessor Indenture Trustee and Securities Administrator, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee, the Securities Administrator and each predecessor Indenture Trustee and Securities Administrator, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any Judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee and the Securities Administrator such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, the Securities Administrator, each predecessor Indenture Trustee and Securities Administrator and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee, the Securities Administrator and each predecessor Indenture Trustee and Securities Administrator, except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee pursuant to
Section 6.7 and the Securities Administrator pursuant to Section 6.18.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, the Securities Administrator, each predecessor Indenture Trustee and Securities Administrator and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.4. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, or at the written direction of Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class, shall, do one or more of the following (subject to Section 5.5 and 6.2(f)):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Noteholders and the Counterparties; and

          (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than Event of Default described in Section 5.1(i) or (ii), unless, (i) with respect to any Event of Default described in Section 5.1(v) or (vi):

               (A) the holders of Notes evidencing 100% of the Outstanding Amount of the Controlling Class (excluding Notes held by a Seller, the Master Servicer or any of their respective Affiliates) consent thereto; or

               (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes at the date of such sale; or

               (C) the Indenture Trustee determines based solely on an analysis provided by an independent accounting firm which shall not be at the expense of the Indenture Trustee that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable and obtains the consent of holders of Notes evidencing not less than 66?% of the Outstanding Amount of the Controlling Class; or

          (ii) with respect to an Event of Default described in Section 5.1(iii) or (iv):

               (A) the holders of all Outstanding Notes consent thereto; or

               (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes.

     In determining such sufficiency or insufficiency with respect to clauses
(i)(B) and (ii)(B) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

     (b) Notwithstanding the provisions of Section 8.2 of this Indenture or
Section 4.5 of the Sale and Servicing Agreement, if the Indenture Trustee collects any money or property pursuant to liquidations of the Receivables in accordance with this Article V, it shall pay out the money or property in the following order of priority:

               (i) first, to the Master Servicer for due and unpaid Servicing Fees and, to the extent not previously retained from Collections, for any due and unpaid Receivables Servicer Servicing Fees;

               (ii) second, to the Indenture Trustee, the Securities Administrator, the Owner Trustee, the Master Servicer and the Administrator for all amounts due for fees and any other amounts payable to them hereunder and under the other Basic Documents;

               (iii) third, to the Counterparties for due and unpaid Net Swap Payments (including interest on any overdue Net Swap Payments), if any, ratably, without preference or priority of any kind, according to the amount due under each Interest Rate

          Swap Agreement as Net Swap Payments (including interest on any overdue Net Swap Payments);

               (iv) fourth, in the following order of priority:

                    (A) (x) to the Class A Noteholders for amounts due and
               unpaid on the Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest and
               (y) to the related Counterparties to pay any Swap Termination Payments due to them under the Class A Interest Rate Swap Agreements, ratably, without preference or priority of any kind, according to the amounts due as Swap Termination Payments under each Class A Interest Rate Swap Agreement; provided, that if the money and property available for distribution pursuant to this clause (A) is insufficient to pay the entire amount due under this clause (A), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause (A);

                    (B) to the Class A-1 Noteholders for amounts due and unpaid on the Class A-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes in respect of principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                    (C) to the Class A-2a Noteholders, Class A-2b Noteholders,
               Class A-3 Noteholders and Class A-4 Noteholders for amounts due and unpaid on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes in respect of principal, in the order of priority set forth in Section 8.2(d)(i) until the Outstanding Amount of the Class A-2a Notes, Class A-2b Notes, Class A-3 Notes and Class A-4 Notes is reduced to zero;

                    (D) (x) to the Class B Noteholders for amounts due and
               unpaid on the Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest and
               (y) to the related Counterparty to pay any Swap Termination Payments due to it under the Class B Interest Rate Swap Agreement; provided, that if the money and property available for distribution pursuant to this clause (D) is insufficient to pay the entire amount due under this clause (D), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause (D);

                    (E) to the Class B Noteholders for amounts due and unpaid
               on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;

                    (F) (x) to the Class C Noteholders for amounts due and
               unpaid on the Notes in respect of interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of interest and
               (y) to the related Counterparty to pay any Swap Termination Payments due to it under the Class C Interest Rate Swap Agreement; provided, that if the money and property available for distribution pursuant to this clause (F) is insufficient to pay the entire amount due under this clause (F), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause (F);

                    (G) to the Class C Noteholders for amounts due and unpaid
               on the Class C Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;

                    (H) any excess amounts remaining after making the payments described in above, to be applied pursuant to Section 8.2(c) to the extent that any amounts payable thereunder have not been previously paid as described above.

The Indenture Trustee, in consultation with the Securities Administrator, may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Securities Administrator shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

     (c) Upon a sale or other liquidation of the Receivables in the manner set forth in Section 5.4(a), the Indenture Trustee shall cause the Securities Administrator to provide reasonable prior notice of such sale or liquidation to each Noteholder. A Noteholder may submit a bid with respect to such sale. For the avoidance of doubt, the Depositor and any of its Affiliates may submit a bid with respect to such sale.

     SECTION 5.5. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate and apply proceeds as if there had been no declaration of acceleration. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

     SECTION 5.6. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Noteholder or Noteholders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class.

     It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee shall act at the direction of the group of Noteholders representing the greater principal amount of the Notes. If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing an equal Outstanding Amount of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture. The Indenture Trustee shall be fully protected and shall incur no liability for acting, or refraining from acting in accordance with this Section.

     SECTION 5.7. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of prepayment pursuant to Article X, on or after the Prepayment Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

     SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.11. Control by Controlling Class. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall have the right, subject to Section 6.2(f), to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by Noteholders evidencing not less than 100% of the Outstanding Amount of the Controlling Class;

     (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section 5.5, then any direction to the Indenture Trustee by Noteholders of Notes evidencing less than 100% of the Outstanding Amount of the Controlling Class to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in costs or expenses for which it would not be indemnified to its satisfaction or expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

     SECTION 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Class, more than 10% of the Controlling Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with this Indenture.

     SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller of its obligations under the Receivables Purchase Agreement and the Master Servicer of its obligations under the Sale and Servicing Agreement and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement, to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Receivables Purchase Agreement and the Sale and Servicing Agreement, as applicable.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Receivables Purchase Agreement and the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, or the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

            THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     SECTION 6.1. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and the Indenture Trustee shall not be a trustee for or have any fiduciary obligation to the Issuer; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with any of the Noteholders given in accordance with the terms of this Indenture; and

          (iv) the Indenture Trustee shall not have any responsibility for (A) any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) any insurance, (C) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Indenture Trust Estate other than from funds available in the Collection Account, (D) except as otherwise set forth in Section 6.1(b)(ii), the confirmation or verification of the contents of any reports or certificates of the Master Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Indenture except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Master Servicer in accordance with the terms of this Indenture.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

     (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Trustee Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

     SECTION 6.2. Rights of Indenture Trustee. (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in any such document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) Neither the Indenture Trustee nor any of its officers, directors, employees or agents shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

     (g) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

     (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (i) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

     (j) Except as otherwise provided in Section 8.3(c) the Indenture Trustee shall have no obligation to invest and reinvest any cash held in the Collection Account or any other account held by the Indenture Trustee in the absence of timely and specific written investment direction from the Master Servicer. In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Master Servicer to provide timely written investment direction.

     (k) In no event shall the Indenture Trustee or any agent of the Indenture Trustee be obligated or responsible for preparing, executing, filing or delivering in respect of the Trust or on behalf of another person, either (A) subject to Section 7.4, any report or filing required or permitted by the Commission to be prepared, executed, filed or delivered by or in respect of the Trust or another Person, or (B) any certification in respect of any such report or filing.

     (l) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (m) So long as the Indenture Trustee shall serve as Note Registrar hereunder, the Indenture Trustee in such capacity shall be afforded all of the rights, protections, immunities and indemnities provided to the Indenture Trustee hereunder.

     SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

     SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes (all of which shall be taken as statements of the Issuer) other than the Indenture Trustee's certificate of authentication.

     SECTION 6.5. Notice of Defaults. If a Default occurs and is continuing and if it is known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee shall mail, or cause the Securities Administrator to mail, to each Noteholder and each Counterparty notice of such Default within ninety
(90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Trustee Officers in good faith determines that withholding the notice is in the interests of Noteholders and each Counterparty.

     SECTION 6.6. [Reserved].

     SECTION 6.7. Compensation and Indemnity. (a) The Indenture Trustee shall be paid the fees and any other amounts payable to it, agreed to in a separate written agreement among the Issuer, the Securities Intermediary and the Indenture Trustee, as the same may be amended from time to time, in accordance with Sections 6.18 and 8.2(c). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it in accordance with any of the provisions hereof and any other documents executed in connection herewith, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee and its officers, directors, employees, representatives and agents for, and to hold them harmless against, any and all expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind of nature regardless of their merit, incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer shall not be required to reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. All amounts payable to the Indenture Trustee under this Section shall be paid to the Indenture Trustee in accordance with Section 6.18 (in the case of fees of the Indenture Trustee) and Section 8.2(c) (as to any other amounts).

     (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

     SECTION 6.8. Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment in full of all sums due to the Indenture Trustee pursuant to Section 6.7. The holders of Notes evidencing not less than a majority in principal amount of the Outstanding Notes may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) an Insolvency Event occurs with respect to the Indenture
     Trustee;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

The Indenture Trustee may resign at any time by giving 30 days' written notice to the Issuer. If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

     (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Any successor Indenture Trustee shall also deliver to the Master Servicer a written assumption of the duties of the Indenture Trustee under the Sale and Servicing Agreement. Thereupon, if all sums due the retiring Indenture Trustee pursuant to Section 6.7 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture and the resigning Indenture Trustee shall be relieved of all of its obligations hereunder. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. If all sums due the retiring Indenture Trustee pursuant to Section 6.7 have been paid in full, the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     (c) If a successor Indenture Trustee does not take office within 90 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the holders of Notes evidencing not less than a majority in the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the obligations of the Issuer under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

     SECTION 6.9. Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

     (b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

     SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) The Issuer shall pay to any co-trustee or separate trustee appointed hereunder reasonable compensation, and to reimburse such co-trustee or separate trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it or them in accordance with any provisions of this Indenture or any other Basic Document except any such expense, disbursement or advance as may be attributable to its negligence or bad faith. In no event shall the Indenture Trustee be obligated to pay any fee or expense of any separate trustee or co-trustee.

     SECTION 6.11. Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

     (b) Within 90 days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes and/or the Class C Notes in accordance with Section
6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes and the Class C Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA Section 310(b).

     (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

     SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

     SECTION 6.13. Duties of Securities Administrator. (a) If an Event of Default has occurred and is continuing, the Securities Administrator shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, no implied covenants or obligations shall be read into this Indenture against the Securities Administrator and the Securities Administrator shall not be a trustee for or have any fiduciary obligation to the Issuer; and

          (ii) in the absence of bad faith on its part, the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Securities Administrator and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Securities Administrator shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Securities Administrator may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.13;

          (ii) the Securities Administrator shall not be liable for any error of judgment made in good faith by a Securities Administrator Officer unless it is proved that the Securities Administrator was negligent in ascertaining the pertinent facts;

          (iii) the Securities Administrator shall not be liable with respect to any action it takes or omits to take in good faith in accordance with any of the Noteholders given in accordance with the terms of this Indenture; and

          (iv) the Securities Administrator shall not have any responsibility for (A) any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) any insurance, (C) the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Indenture Trust Estate other than from funds available in the Collection Account, (D) except as otherwise set forth in
     Section 6.13(b)(ii), the confirmation or verification of the contents of any reports or certificates of the Master Servicer delivered to the Securities Administrator pursuant to this Indenture believed by the Securities Administrator to be genuine and to have been signed or presented by the proper party or parties.

     (d) The Securities Administrator shall not be liable for interest on any money received by it except as the Securities Administrator may agree in writing with the Issuer.

     (e) Money held in trust by the Securities Administrator need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (f) No provision of this Indenture shall require the Securities Administrator to expend or risk its own funds or otherwise incur liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Indenture except during such time, if any, as the Securities Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of the Master Servicer in accordance with the terms of this Indenture.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Securities Administrator shall be subject to the provisions of this Section 6.13 and to the provisions of the TIA.

     (h) The Securities Administrator shall not be charged with knowledge of any Event of Default unless either (1) a Securities Administrator Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Securities Administrator in accordance with the provisions of this Indenture.

     SECTION 6.14. Rights of Securities Administrator. (a) The Securities Administrator may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Securities Administrator need not investigate any fact or matters stated in any such document.

     (b) Before the Securities Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Securities Administrator shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) Neither the Securities Administrator nor any of its officers, directors, employees or agents shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Securities Administrator does not constitute willful misconduct, negligence or bad faith.

     (e) The Securities Administrator may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Securities Administrator shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Securities Administrator security or indemnity reasonably satisfactory to it against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

     (g) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

     (h) The right of the Securities Administrator to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

     (i) The Securities Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

     (j) Except as otherwise provided in Section 8.3(c), the Securities Administrator shall have no obligation to invest and reinvest any cash held in the Collection Account or any other account held by the Securities Administrator in the absence of timely and specific written investment direction from the Master Servicer. In no event shall the Securities Administrator be liable for the selection of investments or for investment losses incurred thereon. The Securities Administrator shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Master Servicer to provide timely written investment direction.

     (k) In no event shall the Securities Administrator or any agent of the Securities Administrator be obligated or responsible for preparing, executing, filing or delivering in respect of the Trust or on behalf of another person, either (A) subject to Section 7.4, any report or filing required or permitted by the Commission to be prepared, executed, filed or delivered by or in respect of the Trust or another Person, or (B) any certification in respect of any such report or filing.

     (l) Anything in this Indenture to the contrary notwithstanding, in no event shall the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Securities Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (m) So long as the Securities Administrator shall serve as Note Registrar or Note Paying Agent hereunder, the Securities Administrator in such capacity shall be afforded all of the rights, protections, immunities and indemnities provided to the Securities Administrator hereunder.

     SECTION 6.15. Individual Rights of Securities Administrator. The Securities Administrator, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Securities Administrator. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

     SECTION 6.16. Securities Administrator's Disclaimer. The Securities Administrator (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes (all of which shall be taken as statements of the Issuer) other than the Securities Administrator's certificate of authentication.

     SECTION 6.17. Reports by Securities Administrator to Noteholders. Upon delivery to the Securities Administrator by the Master Servicer of such information prepared by the Master Servicer pursuant to Section 3.8 of the Sale and Servicing Agreement as may be required to enable each Noteholder to prepare its federal and State income tax returns, the Securities Administrator shall deliver such information to the Noteholders.

     SECTION 6.18. Compensation and Indemnity. (a) The Securities Administrator shall be paid the fees and any other amounts payable to it, agreed to in a separate written agreement among the Issuer, the Indenture Trustee and the Securities Administrator, as the same may be amended from time to time, in accordance with Section 8.2(c). The Securities Administrator's compensation shall not be limited by any law on compensation of a trustee of an express trust. From the fees paid to the Securities Administrator, the Securities Administrator shall pay the fees payable to the Indenture Trustee pursuant to Section 6.7 hereof. The Issuer shall reimburse the Securities Administrator for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it in accordance with any of the provisions hereof and any other documents executed in connection herewith, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Securities Administrator's agents, counsel, accountants and experts. The Issuer shall indemnify the Securities Administrator and its officers, directors, employees, representatives and agents for, and to hold them harmless against, any and all expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind of nature regardless of their merit, incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Securities Administrator shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Securities Administrator to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Securities Administrator may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer shall not be required to reimburse any expense or indemnity against any loss, liability or expense incurred by the Securities Administrator through the Securities Administrator's own willful misconduct, negligence or bad faith. All amounts payable to the Securities Administrator under this Section shall be paid to the Securities Administrator in accordance with Section 8.2(c).

     (b) The Issuer's payment obligations to the Securities Administrator pursuant to this Section 6.18 shall survive the resignation or removal of the Securities Administrator and the discharge of this Indenture. When the Securities Administrator incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

     SECTION 6.19. Replacement of Securities Administrator. (a) No resignation or removal of the Securities Administrator, and no appointment of a successor Securities Administrator, shall become effective until the acceptance of appointment by the successor Securities Administrator pursuant to this Section
6.19 and payment in full of all sums due to the Securities Administrator pursuant to Section 6.18. The holders of Notes evidencing not less than a majority in principal amount of the Notes may remove the Securities Administrator without cause by so notifying the Securities Administrator and the Issuer and may appoint a successor Securities Administrator. The Issuer shall remove the Securities Administrator if:

          (i) the Securities Administrator fails to comply with Section 6.21;

          (ii) an Insolvency Event occurs with respect to the Securities Administrator;

          (iii) a receiver or other public officer takes charge of the Securities Administrator or its property; or

          (iv) the Securities Administrator otherwise becomes incapable of acting.

The Securities Administrator may resign at any time by giving 30 days' written notice to the Issuer. If the Securities Administrator resigns or is removed or if a vacancy exists in the office of Securities Administrator for any reason (the Securities Administrator in such event being referred to herein as the retiring Securities Administrator), the Issuer shall promptly appoint a successor Securities Administrator.

     (b) Any successor Securities Administrator shall deliver a written acceptance of its appointment to the retiring Securities Administrator and to the Issuer. Any successor Securities Administrator shall also deliver to the Master Servicer a written assumption of the duties of the Securities Administrator under the Sale and Servicing Agreement. Thereupon, if all sums due the retiring Securities Administrator pursuant to Section 6.18 have been paid in full, the resignation or removal of the retiring Securities Administrator shall become effective, the successor Securities Administrator shall have all the rights, powers and duties of the Securities Administrator under this Indenture and the resigning Securities Administrator shall be relieved of all of its obligations hereunder. The successor Securities Administrator shall mail a notice of its succession to Noteholders. If all sums due the retiring Securities Administrator pursuant to Section 6.18 have been paid in full, the retiring Securities Administrator shall promptly transfer all property held by it as Securities Administrator to the successor Securities Administrator.

     (c) If a successor Securities Administrator does not take office within 90 days after the retiring Securities Administrator resigns or is removed, the retiring Securities Administrator, the Issuer or the holders of Notes evidencing not less than a majority in the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator. If the Securities Administrator fails to comply with Section 6.21, any Noteholder who has been a bona fide Noteholder for at least six (6) months may petition any court of competent jurisdiction for the removal of the Securities Administrator and the appointment of a successor Securities Administrator.

     (d) Notwithstanding the replacement of the Securities Administrator pursuant to this Section 6.19, the obligations of the Issuer under Section
6.18 shall continue for the benefit of the retiring Securities Administrator.

     SECTION 6.20. Successor Securities Administrator by Merger. (a) If the Securities Administrator consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Securities Administrator; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.21.

     (b) In case at the time such successor or successors by merger, conversion or consolidation to the Securities Administrator shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the

Securities Administrator may adopt the certificate of authentication of any predecessor securities administrator, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Securities Administrator may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Securities Administrator. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Securities Administrator shall have.

     SECTION 6.21. Eligibility; Disqualification. The Securities Administrator shall at all times satisfy the requirements of TIA Section 310(a). The Securities Administrator or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Securities Administrator shall comply with TIA Section 310(b).

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Securities Administrator (a) not more than five days after each Record Date, a list, in such form as the Securities Administrator may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Securities Administrator may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that (i) so long as the Securities Administrator is the Note Registrar, no such list shall be required to be furnished and (ii) no such list shall be required to be furnished with respect to Noteholders of Book-Entry Notes.

     SECTION 7.2. Preservation of Information; Communications to Noteholders.

     (a) The Securities Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Securities Administrator as provided in Section 7.1 and the names and addresses of Noteholders received by the Securities Administrator in its capacity as Note Registrar. The Securities Administrator may destroy any list furnished to it as provided in such Section
7.1 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Securities Administrator of any request by three or more Noteholders or by one or more holders of Notes evidencing not less than 25% of the Notes Outstanding to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Securities Administrator shall promptly notify the Issuer thereof by providing to the Issuer a copy of such request and a copy of the list of Noteholders produced in response thereto.

     (c) The Issuer, the Indenture Trustee, the Securities Administrator and the Note Registrar shall have the protection of TIA Section 312(c).

     SECTION 7.3. Reports by Issuer. (a) The Issuer shall:

          (i) to the extent such reports, information and documents are not available electronically pursuant to EDGAR, file with the Indenture Trustee and the Securities Administrator, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee, the Securities Administrator and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee and the Securities Administrator (and the Securities Administrator shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

     SECTION 7.4. Reports by Securities Administrator.

     (a) If required by TIA Section 313(a), within 60 days after each May 15, beginning with May 15, 2006, the Indenture Trustee shall prepare, and the Securities Administrator shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee and the Securities Administrator also shall comply with TIA Section 313(b).

     (b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Securities Administrator with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Securities Administrator if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture, the Interest Rate Swap Agreements and the Sale and Servicing Agreement. All such money received by the Indenture Trustee or the Securities Administrator shall be applied as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2. Trust Accounts.

     (a) On or prior to the Closing Date, the Issuer shall cause the Master Servicer to establish and maintain the Trust Accounts as provided in Section
4.1 of the Sale and Servicing Agreement.

     (b) On or before each Determination Date, the Master Servicer shall deposit all Available Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Sections 4.2, 4.3 and 4.4 of the Sale and Servicing Agreement.

     (c) On each Payment Date, the Securities Administrator (based on the information contained in the Investor Report delivered on or before the related Determination Date pursuant to Section 3.8 of the Sale and Servicing Agreement) shall make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Collections for such Payment Date, in the following order of priority:

          (i) first, to the Master Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and to the extent not previously retained from Collections, any due and unpaid Receivables Servicer Servicing Fees;

          (ii) second, to the Indenture Trustee, the Securities Administrator, the Owner Trustee, the Master Servicer and the Administrator, ratably, the fees of the Indenture Trustee, the Securities Administrator and the Owner Trustee and any other amounts payable to the Indenture Trustee, the Securities Administrator, the Owner Trustee, the Master Servicer and the Administrator hereunder and under the other Basic Documents; provided that the cumulative amount that are not fees paid to them in the aggregate pursuant to this clause (ii) shall not exceed $100,000 in any consecutive twelve month period;

          (iii) third, to the Counterparties for due and unpaid Net Swap Payments (including interest on any overdue Net Swap Payments), if any, ratably, without preference or priority of any kind, according to the amount due under each Interest Rate Swap Agreement as Net Swap Payments (including interest on any overdue Net Swap Payments);

          (iv) fourth, (x) to the Class A Noteholders, the Accrued Class A
     Note Interest ratably, without preference or priority of any kind, according to the amounts due for accrued interest on each subclass of Class A Notes and (y) to the related Counterparties to pay any Swap Termination Payments due to them under the Class A Interest Rate Swap Agreements, ratably, without preference or priority of any kind, according to the amounts due as Swap Termination Payments under each Class A Interest Rate Swap Agreement; provided, that if there are not sufficient funds available to pay the entire amount due under this clause
     (iv), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause
     (iv);

          (v) fifth, to the Principal Distribution Account, an amount equal to the First Allocation of Principal, if any;

          (vi) sixth, (x) to the Class B Noteholders, the Accrued Class B Note Interest and (y) to the related Counterparty to pay any Swap Termination Payments due to it under the Class B Interest Rate Swap Agreement; provided, that if the funds available for distribution pursuant to this clause (vi) are insufficient to pay the entire amount due under this clause (vi), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause (vi);

          (vii) seventh, to the Principal Distribution Account, an amount equal to the Second Allocation of Principal, if any, reduced by the First Allocation of Principal, if any, paid pursuant to clause (v) above;

          (viii) eighth, (x) to the Class C Noteholders, the Accrued Class C
     Note Interest and (y) to the related Counterparty to pay any Swap Termination Payments due to it under the Class C Interest Rate Swap Agreement; provided, that if the funds available for distribution pursuant to this clause (viii) are insufficient to pay the entire amount due under this clause (viii), the shortfall shall be allocated between the amounts due under subclauses (x) and (y) ratably based on the ratio of respective amounts due under each such subclause to the total amount due under this clause (viii);

          (ix) ninth, to the Principal Distribution Account, an amount equal to the Regular Principal Allocation, if any, reduced by the First Allocation of Principal, if any, paid pursuant to clause (v) above and the Second Allocation of Principal, if any, paid pursuant to clause (vii) above;

          (x) tenth, to the Indenture Trustee, the Securities Administrator, the Owner Trustee, the Master Servicer and the Administrator, ratably, any fees and other amounts payable to them hereunder and under the other Basic Documents to the extent not paid under clause (ii) above due to the limitation in clause (ii) above; and

          (xi) eleventh, the remainder, if any, to the Certificate Distribution Account.

     (d) On each Payment Date, the Securities Administrator (based on the information contained in the Investor Report delivered on or before the related Determination Date pursuant to Section 3.8 of the Sale and Servicing Agreement) shall withdraw the funds deposited in the Principal Distribution Account on such Payment Date and make distributions and payments in the following order of priority:

          (i) first, to the Class A Noteholders, in the following order and priority, the Class A Principal Payment Amount for such Payment Date:

               (A) to the Class A-1 Noteholders on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

               (B) to the Class A-2a Noteholders and the Class A-2b Noteholders, on account of principal, ratably and without preference or priority of any kind until the Outstanding Amount of the Class A-2a Notes and the Outstanding Amount of the Class A-2b Notes is reduced to zero;

               (C) to the Class A-3 Noteholders on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

               (D) to the Class A-4 Noteholders on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

          (ii) second, to the Class B Noteholders, the Class B Principal Payment Amount for such Payment Date; and

          (iii) third, to the Class C Noteholders, the Class C Principal Payment Amount for such Payment Date.

     Notwithstanding the foregoing, the priority of payments set forth in clauses (i) through (iii) immediately above shall be adjusted as follows:

          (1) In no event will the Class A Principal Payment Amount allocated to any subclass of Class A Notes exceed the outstanding principal amount of that subclass.

          (2) On the Final Scheduled Payment Date for each subclass of Class A Notes, the Class A Principal Payment Amount to be applied to that subclass will include the amount, to the extent of the remaining Available Collections, necessary (after giving effect to the other amounts to be deposited in the Principal Distribution Account on that Payment Date) to reduce the Outstanding Amount of that subclass to zero.

          (3) No principal payments will be made on the Class B Notes or Class C Notes on any Payment Date until the Class A-1 Notes have been paid in full.

          (4) In the event of any shortfall in the amount of funds available for principal payments on the Notes on any Payment Date, no principal payments will be made on the Class B Notes on such Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full, and no principal payments will be made on the Class C Notes on such Payment Date until all amounts payable with respect to the Class B Notes on that Payment Date have been paid in full.

          (5) If, on any Payment Date, the Annualized Average Monthly Net Loss Rate exceeds (A) 1.50% if that Payment Date is on or before the Payment Date in June 2006; (B) 1.75% if that Payment Date is after the Payment Date in June 2006 but not after the Payment Date in June 2007; (C) 2.00% if that Payment Date is after the Payment Date in June 2007 but not after the Payment Date in June 2008 and (D) 2.75% if such Payment Date is on or after the Payment Date in June 2008, then on such Payment Date and each subsequent Payment Date until the Annualized Average Monthly Net Loss Rate is reduced to or below the applicable level, the Issuer will pay from the Principal Distribution Account the principal of the Notes of each Class sequentially starting with most senior and earliest maturing Class of Notes then outstanding (with respect to the Class A Notes, in the order of priority set forth in Section 8.2(d)(i)) until that Class is paid in full, and so on.

     Notwithstanding anything herein to the contrary, but subject to the provisions of Section 5.4(b), (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(v) or 5.1(vi) which has resulted in an acceleration of the Notes (but prior to any sale of the Receivables under the Indenture), the Securities Administrator shall apply the funds on deposit in the Collection Account as follows:

          (1) funds remaining after the application of Sections 8.2(c)(i) through (iv) above shall be deposited to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero,

          (2) if the Class A Notes shall have been paid in full, funds remaining after the payment specified in clause (1) and after the application of Section 8.2(c)(vi) above shall be deposited to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero,

          (3) if the Class A Notes and Class B Notes shall have been paid in full, funds remaining after the payments specified in clauses
               (1) and (2) and after the application of Section 8.2(c) (viii) above shall be deposited to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero; and

     (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) or 5.1(iv) of this Indenture, which has resulted in an acceleration of the Notes (but prior to any sale of the Receivables under this Indenture), the Securities Administrator shall apply the funds on deposit in the Collection Account remaining after the application of Section 8.2(c)(i) through (ix) above to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero. Any such remaining funds will be used to pay principal in respect of the Notes sequentially, starting with the most senior and earliest maturing Class of Notes then Outstanding (with respect to the Class A Notes, in the order of priority set forth in Section 8.2(d)(i)) until that Class is paid in full, and so on.

     Any funds remaining on deposit in the Principal Distribution Account after the Notes have been paid in full shall be deposited into the Certificate Distribution Account.

     Notwithstanding the foregoing but subject to the provisions of Section 5.4(b), the scheduled payments to be made to the Counterparty under each related Interest Rate Swap Agreement will be made on the Fixed Rate Payer Payment Date (as defined in the related Interest Rate Swap Agreement) with respect to the related Payment Date.

     SECTION 8.3. General Provisions Regarding Accounts.

     (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account shall be invested by the Securities Administrator, on behalf of the Indenture Trustee, at the written direction of the Master Servicer in Permitted Investments specified in such written direction as provided in Section 4.1 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection Account shall be withdrawn by the Securities Administrator, on behalf of the Indenture Trustee, from such accounts and distributed as provided in Section 4.1 of the Sale and Servicing Agreement. The Master Servicer shall not direct the Securities Administrator, on behalf of the Indenture Trustee, to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Securities Administrator, on behalf of the Indenture Trustee, to make any such investment or sale, if requested by the Securities Administrator, on behalf of the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee and the Securities Administrator an Opinion of Counsel, acceptable to the Indenture Trustee and the Securities Administrator, to such effect.

     (b) Subject to Section 6.13(c), the Securities Administrator shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Securities Administrator's failure to make payments on such Permitted Investments issued by the Securities Administrator, on behalf of the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) the Master Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account to the Securities Administrator, on behalf of the Indenture Trustee, or (ii) to the knowledge of an Authorized Officer of the Securities Administrator, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to
Section 5.2 or (iii) if such Notes shall have been declared due and payable following an Event of Default then the Securities Administrator, on behalf of the Indenture Trustee, shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account, as the case may be, in Permitted Investments maturing on the Business Day prior to the next Payment Date; provided, however, that the Master Servicer shall not be required to invest amounts representing Available Collections for a Payment Date that are deposited into the Collection Account on or after the Business Day preceding the related Payment Date.

     (d) Each Noteholder or Note Owner, by its acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, acknowledges that the Ford Receivables Servicing Agreement will terminate on the Distribution Date (as defined therein) immediately succeeding July 31, 2010 (the "Ford Credit Termination Date"). After the Ford Credit Termination Date with respect to the Ford Credit Receivables, the Noteholders will not have any right, title and interest in, to and under, any future claims, demands, causes of action and chooses in action in respect of such Receivables. After the Ford Credit Termination Date with respect to the Ford Credit Receivables, collections in respect of such Receivables will not be deposited in the deposit accounts maintained with the Master Servicer or Administrator, will not be deposited into the Collection Account, and will not be available to make the distributions described in Section 8.2 of this Indenture.

     SECTION 8.4. Release of Indenture Trust Estate.

     (a) Subject to the payment of its fees and expenses pursuant to Sections
6.7 and 6.18, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 and the Securities Administrator pursuant to Section 6.18 have been paid in full, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     (c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) a Responsible Party or Receivables Servicer in connection with any repurchase upon breach, as set forth the applicable Purchase and Sale Agreement or Receivables Servicing Agreement and (ii) to the Depositor, the Master Servicer or the Administrator, as applicable, in accordance with Sections 2.3 or 3.6 of the Sale and Servicing Agreement or Sections 2(b)(A) or 2(d) of the Administratin Agreement.


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

     SECTION 8.5. Opinion of Counsel. The Indenture Trustee or the Securities Administrator, as applicable, shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee or the Securities Administrator, as applicable, shall also require, except in connection with any action contemplated by Section 8.4(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee or the Securities Administrator, as applicable, and which shall include each Counterparty as an addressee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

     SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.

     (a) Without the consent of the Noteholders but with prior notice to the Rating Agencies and the Counterparties, the Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Securities Administrator, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with the Prospectus, the Prospectus Supplement, any other provision herein or any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture which shall not be inconsistent with the provisions of the Indenture; provided that such action shall not materially adversely affect the interests of the Noteholders;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to affect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     With respect to (v) above, prior to the execution of such supplemental indenture, the Rating Agency Condition shall have been satisfied.

     Each of the Indenture Trustee and the Securities Administrator is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder either (i) as evidenced by an Opinion of Counsel or (ii) as evidenced by the satisfaction of the Rating Agency Condition; provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates.

     SECTION 9.2. Supplemental Indentures with Consent of Noteholders. The Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that (i) the Rating Agency Condition shall have been satisfied with respect to such action,
(ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates, and (iii) the Noteholders of each Outstanding Note affected thereby shall have consented thereto, with respect to any supplemental indenture which would:

          (i) modify or alter provisions of this Section 9.2;

          (ii) change the Final Scheduled Payment Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Note Interest Rate thereon or the Prepayment Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Prepayment Date);

          (iii) reduce the percentage of the Outstanding Amount of the Controlling Class, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences provided for in this Indenture;

          (iv) modify or alter (x) the provisions of the proviso to the definition of the term "Outstanding" or (y) the definition of "Controlling Class";

          (v) reduce the percentage of the Outstanding Amount of the Controlling Class required to direct or consent to a sale or liquidation by the Indenture Trustee of the Indenture Trust Estate pursuant to
     Section 5.4 if the proceeds of such sale or liquidation would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and/or the Certificates, as applicable;

          (vi) modify any provision of this Indenture specifying a percentage of the aggregate principal amount of the Notes necessary to amend this Indenture or the other Basic Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.


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

     It shall not be necessary for any Act of Noteholders under this Section
9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer, the Indenture Trustee and the Securities Administrator of any supplemental indenture pursuant to this
Section 9.2, the Securities Administrator shall mail to the Noteholders a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Securities Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, each of the Indenture Trustee and the Securities Administrator shall be entitled to receive, and subject to Sections 6.1, 6.2,
6.13 and 6.14 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. Each of the Indenture Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Securities Administrator's, as the case may be, own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Securities Administrator, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Notwithstanding anything in this Indenture to the contrary, no supplemental indenture shall be effective without the prior written consent of each Counterparty if the supplemental indenture would (a) adversely affect any of the Counterparty's rights or obligations under any Interest Rate Swap Agreement, this Indenture or any other Basic Document, (b) adversely modify the obligations of, or adversely impact the ability of the Issuer to fully perform any of its obligations under any Interest Rate Swap Agreement to which the Counterparty is subject or (c) modify any of the Counterparty's rights (including but not limited to, the amount or timing of distributions to be made in respect of the Interest Rate Swap Agreements) under this Indenture.

     SECTION 9.5. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.


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

     SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee or the Securities Administrator shall, bear a notation in form approved by the Indenture Trustee and the Securities Administrator as to any matter provided for in such supplemental indenture. If the Issuer, the Indenture Trustee or the Securities Administrator shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee, the Securities Administrator and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee or the Securities Administrator, on behalf of the Indenture Trustee, in exchange for Outstanding Notes.

                                  ARTICLE X

                                  PREPAYMENT

     SECTION 10.1. Optional Prepayment. The Notes are subject to prepayment on any Payment Date on which the Master Servicer exercises its option to purchase the assets of the Issuer pursuant to Section 8.1 of the Sale and Servicing Agreement, and the amount paid by the Master Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes. If the Notes are to be prepaid pursuant to this Section 10.1, the Master Servicer or the Issuer shall furnish written notice of such election to the Indenture Trustee, the Securities Administrator, the Counterparties and the Rating Agencies at least ten days, but not more than 30 days prior to the Prepayment Date (and the Securities Administrator shall promptly furnish notice to the Noteholders) and the Master Servicer or the Issuer shall deposit by 10:00 a.m. (New York City time) on the Prepayment Date with the Securities Administrator in the Collection Account the Prepayment Price of the Notes, whereupon all Notes shall be due and payable on the Prepayment Date.

     SECTION 10.2. Form of Prepayment Notice. Notice of prepayment under
Section 10.1 shall be given by the Securities Administrator by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or the Master Servicer pursuant to
Section 10.1, but not later than three Business Days after it has received such notice, to each Noteholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Noteholder's address or facsimile number appearing in the Note Register.

     All notices of prepayment shall state:

          (i) the Prepayment Date;

          (ii) the Prepayment Price;

          (iii) the place where such Notes are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and


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

          (iv) that on the Prepayment Date, the Prepayment Price will become due and payable upon each such Note and that interest thereon shall cease to accrue for and after said date.

Notice of prepayment of the Notes shall be given by the Securities Administrator in the name and at the expense of the Issuer. Failure to give notice of prepayment, or any defect therein, to any Noteholder shall not impair or affect the validity of the prepayment of any other Note.

     SECTION 10.3. Notes Payable on Prepayment Date. The Notes shall, following notice of prepayment as required by Section 10.2, shall on the Prepayment Date become due and payable at the Prepayment Price and (unless the Issuer shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price.

                                  ARTICLE XI

                                 MISCELLANEOUS

     SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee or the Securities Administrator to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee or the Securities Administrator, as the case may be, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (A) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (B) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (C) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (D) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.


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

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee or the Securities Administrator that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee, the Securities Administrator and each Counterparty an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee, the Securities Administrator and each Counterparty an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee, the Securities Administrator and each Counterparty an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the principal amount of the Notes Outstanding.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee, the Securities Administrator and each Counterparty an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee, the Securities Administrator and each Counterparty an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee, the Securities Administrator and each Counterparty an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the principal amount of the Notes Outstanding.

          (v) Notwithstanding Section 2.10 or any other provisions of this
     Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed


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

     Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

     SECTION 11.2. Form of Documents Delivered to Indenture Trustee and the Securities Administrator. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Master Servicer, such Seller or the Issuer, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, comments, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Securities Administrator, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Securities Administrator's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and the Securities Administrator, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied herein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee, the Securities Administrator and the Issuer, if made in the manner provided in this Section 11.3.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that each of the Indenture Trustee and the Securities Administrator deems sufficient.

     (c) The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee, the Securities Administrator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4. Notices, etc., to Indenture Trustee, Securities Administrator, Issuer, Rating Agencies and Counterparties. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder, the Securities Administrator, the Master Servicer or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust office;

          (ii) the Securities Administrator by any Noteholder, the Indenture Trustee, the Master Servicer or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Securities Administrator at its Corporate Trust office; or

          (iii) the Issuer by the Indenture Trustee, the Securities Administrator or any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Merrill Auto Trust Securitization 2005-1, in care of Ted Breck, or at any other address previously furnished in writing to the Indenture Trustee and the Securities Administrator by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Securities Administrator.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to (i) in the case of Fitch, at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004, (ii) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (iii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a division of The

McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department.

     Notices require to be given to the Counterparties under this Indenture shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to the address for such Counterparty set forth in the confirmation for the related Interest Rate Swap Agreement.

     SECTION 11.5. Notices to Noteholders; Waiver.

     (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Securities Administrator but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee and the Securities Administrator shall be deemed to be a sufficient giving of such notice.

     (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement, subject to the Indenture Trustee's and the Securities Administrator's approval, with any Noteholder providing for a method of payment, or notice by the Indenture Trustee, the Securities Administrator or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee and the Securities Administrator a copy of each such agreement and the Indenture Trustee and the Securities Administrator shall cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. References in this Indenture to section names or numbers and to exhibits, schedules or appendices are to such Sections, Exhibits, Schedules or Appendices, as applicable, of this Indenture.

     SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Securities Administrator in this Indenture shall bind its successors, co-trustees and agents.

     SECTION 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their permitted assigns and successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided that, each Counterparty shall be a third party beneficiary with respect to its rights set forth in this Indenture.

     SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee and the Securities Administrator) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Securities Administrator or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Securities Administrator and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI and VII of the Trust Agreement.

     SECTION 11.17. No Petition. Each of the Indenture Trustee and the Securities Administrator, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, they will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

     SECTION 11.18. Subordination Agreement. Each Noteholder, by accepting a Note, hereby covenants and agrees that, to the extent it is deemed to have any interest in any assets of the Depositor, or a securitization vehicle (other than the Trust) related to the Depositor, dedicated to other debt obligations of the Depositor or debt obligations of any other securitization vehicle (other than the Trust) related to the Depositor, its interest in those assets is subordinate to claims or rights of such other debtholders to those other assets. Furthermore, each Noteholder, by accepting a Note, hereby covenants and agrees that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

     SECTION 11.19. No Recourse. Notwithstanding any provisions herein to the contrary, all of the obligations of the Issuer under or in connection with the Notes and this Indenture are nonrecourse obligations of the Issuer payable solely from the Collateral and following realization of the Collateral and its reduction to zero, any claims of the Noteholders, the Indenture Trustee and the Securities Administrator against the Issuer shall be extinguished and shall not thereafter revive. It is understood that the foregoing provisions of this Section 11.19 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral has been realized and reduced to zero, whereupon any outstanding indebtedness or obligation in respect of the Notes shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this Section 11.19 shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgement shall be asked for or (if obtained) enforced against any such Person or entity.

     SECTION 11.20. Inspection. The Issuer agrees that, with reasonable prior notice, it will permit any representative of the Indenture Trustee, the Securities Administrator or any Counterparty, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Each of the Indenture Trustee, the Securities Administrator and each Counterparty shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee, the Securities Administrator or each Counterparty, as the case may be, may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.21. Representations and Warranties as to the Security Interest of the Indenture Trustee in the Receivables. The Issuer makes the following representations and warranties to the Indenture Trustee. The representations and warranties speak as of the execution and delivery of this Indenture and as of the Closing Date, and shall survive the pledge thereof to the Indenture Trustee pursuant to this Indenture.

     (a) This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

     (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

     (c) Immediately prior to its pledge to the Indenture Trustee, the Issuer owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

     (d) The Issuer has caused or will have caused, within ten days after the date of execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder. Each such financing statements will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee and its assigns."

     (e) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

     (f) The Master Servicer (or the Receivables Servicers) as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         Each of the parties hereto agrees that it shall not waive any of the foregoing representations and warranties.

     IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and the Securities Administrator have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                             MERRILL AUTO TRUST SECURITIZATION 2005-1


                             By:   U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   not in its individual capacity but
                                   solely as Owner Trustee


                                    By: /s/ Eve D. Kaplan
                                        ---------------------------------------
                                        Name:  Eve D. Kaplan
                                        Title: Vice President


                             HSBC BANK USA, NATIONAL ASSOCIATION,
                             not in its individual capacity but solely as Indenture Trustee


                             By: /s/ Wendy Zhang
                                 ----------------------------------------------
                                 Name:  Wendy Zhang
                                 Title: Assistant Vice President


                             U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                             By: /s/ Eve D. Kaplan
                                 ----------------------------------------------
                                 Name:  Eve D. Kaplan
                                 Title: Vice President

                           EXHIBITS TO THE INDENTURE

                                  EXHIBIT A-1

                            FORM OF CLASS A-1 NOTE



     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                      $[_____________]

     No. A-1-__                                      CUSIP NO. [   ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS A-1 [___]% ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $[___________] (the original face amount of this Note) and the denominator of which is $[_____________] by (ii) the aggregate amount, if any, payable to holders of Class A-1 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee"), and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [_____________] Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

                                     A-1-1

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                     A-1-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


                                     A-1-3

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), which, together with the Issuer's Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment.


                                     A-1-4

Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-1-5

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                     A-1-6

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-1-7

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.



                                     A-1-8

                                  EXHIBIT A-2a

                            FORM OF CLASS A-2a NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                       $[__________]

     No. A-2a-__                                      CUSIP NO. [   ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS A-2a [__]% ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________ dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ (the original face amount of this Note) and the denominator of which is $[__________] by (ii) the aggregate amount, if any, payable to holders of Class A-2a Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2a Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [__________] Payment Date (the "Class A-2a Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the


                                     A-2-1
principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                     A-2-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2a Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


                                     A-2-3

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), which together with the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-2a Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2a Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2a Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment.


                                     A-2-4

Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2a Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-2-5

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                    A-2-6

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                    A-2-7

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                    A-2-8

                                  EXHIBIT A-2b

                            FORM OF CLASS A-2b NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                 $[__________]

     No. A-2b-__                                CUSIP NO. [ ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS A-2b FLOATING RATE ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[___________] (the original face amount of this Note) and the denominator of which is $[__________] by (ii) the aggregate amount, if any, payable to holders of Class A-2bNotes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2b Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [__________] Payment Date (the "Class A-2b Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the


                                    A-2-9
principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



                                    A-2-10

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2b Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


                                     A-2-11

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes"), which together with the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes" and, together with the Class A-2b Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-2b Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2b Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2b Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment.


                                     A-2-12

Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2b Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-2-13

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                     A-2-14

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.


     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-2-15

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                    A-2-16

                                  EXHIBIT A-3


                            FORM OF CLASS A-3 NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                         $[__________]

     No. A-3-__                         CUSIP NO. [ ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS A-3 [__]% ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[___________] (the original face amount of this Note) and the denominator of which is $[__________] by (ii) the aggregate amount, if any, payable to holders of Class A-3 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [__________] Payment Date (the "Class A-3 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.


                                    A-3-1

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                    A-3-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Dated:  June 23, 2005
                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


                                     A-3-3

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), which, together with the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment.


                                    A-3-4

Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                    A-3-5

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                    A-3-6

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                    A-3-7

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                    A-3-8

                                  EXHIBIT A-4


                            FORM OF CLASS A-4 NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                         $[__________]

     No. A-4-__                                         CUSIP NO. [ ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS A-4 FLOATING RATE ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [_______________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[___________] (the original face amount of this Note) and the denominator of which is $[__________] by (ii) the aggregate amount, if any, payable to holders of Class A-4 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [__________] Payment Date (the "Class A-4 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.


                                    A-4-1

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



                                    A-4-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


                                     A-4-3

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes"), which, together with the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-4 Notes, the "Class A Notes"), Class B Floating Rate Asset Backed Notes (the "Class B Notes") and Class C Floating Rate Asset Backed Notes (the "class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment.


                                    A-4-4

Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                    A-4-5

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.


                                    A-4-6

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                    A-4-7

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                    A-4-8

                                   EXHIBIT B

                             FORM OF CLASS B NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     PAYMENTS ON THIS NOTE ARE SUBORDINATE TO THE PAYMENT OF PRINCIPAL OF, AND INTEREST ON, THE CLASS A NOTES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                 $[____________]

     No. B-__                                   CUSIP NO. [ ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS B FLOATING RATE ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [________________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[______________] (the original face amount of this Note) and the denominator of which is $[____________] by (ii) the aggregate amount, if any, payable to holders of Class B Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the [____________] Payment Date (the "Class B Final Scheduled Payment Date") and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B Floating Rate Asset Backed Notes (the "Class B Notes"), which, together with the Issuer's Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes), and Class C Floating Rate Asset Backed Notes (the "Class C Notes" and, together with the Class A Notes and the Class B Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Securities Administrator and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Payment Date and the Prepayment Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Securities Administrator or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Securities Administrator's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT C

                             FORM OF CLASS C NOTE


     [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     PAYMENTS ON THIS NOTE ARE SUBORDINATE TO THE PAYMENT OF PRINCIPAL OF, AND INTEREST ON, THE CLASS A NOTES AND THE CLASS B NOTES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     REGISTERED                                 $[____________]

     No. C-__                                   CUSIP NO. [ ]

     MERRILL AUTO TRUST SECURITIZATION 2005-1

     CLASS C FLOATING RATE ASSET BACKED NOTES

     Merrill Auto Trust Securitization 2005-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [___________________] dollars payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is $[______________] (the original face amount of this Note) and the denominator of which is $[____________] by (ii) the aggregate amount, if any, payable to holders of Class C Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), among the Issuer, HSBC Bank USA, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (in such capacity the "Securities Administrator"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the [____________] Payment Date (the "Class C Final Scheduled Payment Date") and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 25th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing
Date) to but excluding the 25th day of the calendar month of such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Securities Administrator whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  June 23, 2005

                              MERRILL AUTO TRUST SECURITIZATION 2005-1


                              By:   U.S. BANK TRUST NATIONAL
                                    ASSOCIATION, not in its individual capacity
                                    but solely as Owner Trustee of Merrill Auto
                                    Trust Securitization 2005-1


                                    By:
                                        ---------------------------------------
                                              Authorized Officer


         SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

Date:  June 23, 2005

                              U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator


                                    By:
                                        ---------------------------------------
                                              Authorized Officer

                               [REVERSE OF NOTE]


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C Floating Rate Asset Backed Notes (the "Class C Notes"), Class A-1 3.472% Asset Backed Notes (the "Class A-1 Notes"), Class A-2a 3.900% Asset Backed Notes (the "Class A-2a Notes"), Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Class A-3 4.100% Asset Backed Notes (the "Class A-3 Notes"), Class A-4 Floating Rate Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes", the "Class A Notes") and the Class B Floating Rate Asset Backed Notes (the "Class B Notes" and, together with the Class A Notes and the Class C Notes, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Securities Administrator and the Noteholders. The Notes are subject to all terms of the Indenture.

     Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes and Class C Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 25, 2005.

     As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Final Scheduled Payment Date and the Prepayment Date, if any, pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Securities Administrator or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

     Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Securities Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Securities Administrator's Corporate Trust Office as set forth in the Indenture.

     The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

     As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Indenture Trustee or the Securities Administrator or of any successor or assign of the Indenture Trustee, the Securities Administrator or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee, the Securities Administrator and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of the Indenture Trustee, in its individual capacity, the Securities Administrator, in its individual capacity, the Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

-------------------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      ___________________________*/
                                                  Signature Guaranteed


                                                  ___________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                   EXHIBIT D


                        FORM OF TRANSFEROR CERTIFICATE




                                                     [____________], [____]


U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue
Wilmington, Delaware  19801
Attention:  Corporate Trust Services

         Re:   Purchase of $[_____________] principal amount
               of Class [o] [___]% Asset Backed Notes (the "Class [o] Notes")
               --------------------------------------------------------------


     Reference is hereby made to the Indenture dated as of May 31, 2005 (the "Indenture") among Merrill Auto Trust Securitization 2005-1, as Issuer (the "Issuer"), HSBC Bank USA, National Association, as Indenture Trustee (the "Indenture Trustee") and U.S. Bank National Association, as Securities Administrator (the "Securities Administrator"). Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

     This letter relates to $[______________] aggregate principal amount of Class [o] Notes beneficially owned by [name of transferor] (the "Transferor").

     In accordance with Section 2.5(i) of the Indenture, the Transferor does hereby certify that such Class [o] Notes are being transferred in accordance with the transfer restrictions set forth in the Indenture and the Class [o] Notes and [check the applicable subparagraph]:

    _____ Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), to a transferee that is purchasing the Class [o] Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and that the Transferor reasonably believes that each of the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act purchasing in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction; or

    _____ Regulation S under the Securities Act ("Regulation S"), to a person that is not a "U.S. Person" for purposes of Regulation S in an "offshore transaction" for purposes of Regulation S.

     We acknowledge that the Issuer and the Securities Administrator and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.




                                      (Name of Transferor)



                                      By: ____________________________
                                          Name:
                                          Title:


                                      Date:

                                  SCHEDULE A


                            Schedule of Receivables


                  On file with the Securities Administrator.

                                  APPENDIX A

                             Definitions and Usage


     The following rules of construction and usage shall be applicable to any agreement, instrument, certificate or document that is governed by this
Appendix:

     (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

     (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

     The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations shall be deemed to be followed by "without limitation."

     The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

     "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Acknowledgment" shall mean the acknowledgement executed by a Receivables Servicer to service the related Receivables purchased by the Depositor pursuant to the Receivables Purchase Agreement on behalf of the Master Servicer.

     "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

     "Adjusted Principal Balance" shall mean, as of any date of determination,
(i) if the interest rate per annum set forth in the Receivable is at least equal to the Minimum Required APR, the Principal Balance of such Receivable and (ii) if the interest rate per annum set forth in the Receivable is less than the Minimum Required APR, the present value of all remaining Scheduled Payments on such Receivable discounted from the due date on a monthly basis at the Minimum Required APR. The Adjusted Principal Balance for any Receivable shall be calculated by the Master Servicer by (1) calculating the number of remaining Scheduled Payments (rounded up to a whole number) using the Principal Balance as reported by the related Receivables Servicer, the interest rate per annum specified in Schedule A to the Sale and Servicing Agreement and the amount of the Scheduled Payment specified in Schedule A to the Sale and Servicing Agreement, then (2) calculating a total payment amount for such Receivable using the total number of Scheduled Payments determined in clause (1) above, then (3) computing the present value of the total payment amount calculated in clause (2) using a discount factor of 6.25% per annum for the number of payments calculated in clause (1).

     "Administration Agreement" shall mean the Administration Agreement, dated as of May 31, 2005, among the Administrator, the Issuer and the Master Servicer, as amended.

     "Administrator" shall mean Merrill Lynch Bank USA, a Utah industrial bank, and its successors.

     "Administrator Guarantor" shall mean Merrill Lynch & Co. Inc, and its permitted successors and assigns.

     "Administrator Guarantee" shall mean the Guarantee, dated June 23, 2005, by the Administrator Guarantor with respect to the Administrator's obligations under the Administration Agreement.

     "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     "Aggregate Cut-off Date Principal Balance" shall mean $1,818,270,183.60.

     "Aggregate Servicing Fee" shall mean the aggregate of the Receivables Servicer Servicing Fees and the Servicing Fee payable to the Receivables Servicers and the Master Servicer, respectively.

     "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annualized Average Monthly Net Loss Rate" shall mean, with respect to any date of determination, the product of (x) twelve and (y) the average of the Monthly Net Loss Rates for each of the three preceding Collection Periods. For the purpose of this definition, the "Monthly Net Loss Rate" means, for the last day of any Collection Period, a fraction expressed as a percentage, the numerator of which is equal to the sum of all net losses reported by the Receivables Servicers for that Collection Period and the denominator of which is equal to the aggregate principal balance of the Receivables as of the first day of that Collection Period.

     "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

     "Applicable Tax State" shall mean, as of any date of determination, the State in which the Owner Trustee maintains its Corporate Trust Office.

     "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.11 of the Trust Agreement, as applicable.

     "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers; (ii) with respect to the Indenture Trustee, the Securities Administrator or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, the Securities Administrator or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary, trust officer or any other officer of the Indenture Trustee, the Securities Administrator or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (iii) with respect to the Master Servicer, any designated servicing officer whose name and title has been provided to the Securities Administrator in writing as being an Authorized Officer for purposes of the Sale and Servicing Agreement.

     "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected on the Receivables (other than the portion of any Obligor payment related to the interest accrued on each Receivable up to its last scheduled payment date prior to May 31, 2005); (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in the related Collection Period in accordance with the related Receivables

Servicer's customary servicing procedures; (iii) all Recoveries; (iv) payments under physical damage and other insurance policies relating to the Obligors or the Financed Vehicles to the extent not released to the related Receivables Servicer under the related Receivables Servicing Agreement; (v) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (vi) any Net Swap Receipt and any termination payment received from the Counterparties that is not used to enter into a replacement Interest Rate Swap Agreement pursuant to Section 3.20(b) of the Indenture; (vii) investment earnings, if any, on funds on deposit in the Trust Accounts established in connection with the Trust, to the extent allocated to the Trust and (viii) partial prepayments of any refunded item included in the Principal Balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) the Receivables Servicer Servicing Fee payable to each Receivables Servicer from Collections in respect of the respective Receivables serviced by it; (b) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in Available Collections in a prior Collection Period; and (c) any late fees, prepayment charges or other administrative fees or similar charges allowed by applicable law, collected or retained by the related Receivables Servicer during the related Collection Period.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Interest Rate Swap Agreements, the Underwriting Agreement, the Administration Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes in each case issued in book-entry form.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware, the state in which the Corporate Trust Office of the Indenture Trustee or the state in which the Corporate Trust Office of the Securities Administrator are authorized by law, regulation or executive order to be closed.

     "Calculation Agent" means the Securities Administrator.

     "Capital One" shall mean Capital One Auto Finance, Inc., a Texas corporation, and its successors.

     "Capital One Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as Capital One Receivables, which Receivables were sold by Capital One to the Seller and then by the Seller to the Depositor.

     "Capital One Receivables Purchase Agreement" shall mean the Sale and Servicing Agreement, dated June 13, 2003, between Capital One (f/k/a PeopleFirst Finance LLC), as seller and servicer, and the Seller.

     "Capital One Representations" shall mean the representations and warranties made by Capital One in respect of the Capital One Receivables pursuant to the Capital One Purchase Agreement.

     "Capital One Servicer" shall mean Capital One and its successors.

     "Capital One Servicing Agreement" shall mean the Sale and Servicing Agreement, dated June 13, 2003, between Capital One (f/k/a PeopleFirst Finance
LLC), as seller and servicer, and the Seller.

     "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Certificateholder" or "Holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate of Trust" shall mean the certificate of trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement and shall initially be the Securities Administrator.

     "Certificate Percentage Interest" shall mean, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The aggregate Certificate Percentage Interest shall be 100%.

     "Certificate Register" shall mean the certificate register maintained pursuant to Section 3.04 of the Trust Agreement.

     "Certificate Registrar" shall mean any certificate registrar acting in accordance with Section 3.04 of the Trust Agreement and shall initially be the Owner Trustee.

     "Certificates" shall mean the certificates evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

     "Class" shall mean any one of the classes of Notes.

     "Class A Interest Rate Swap Agreements" means each of the Class A-2b Interest Rate Swap Agreement and the Class A-4 Interest Rate Swap Agreement.

     "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-2 Noteholders' Interest Carryover Shortfall for such Payment Date, the Class A-3 Noteholders' Interest Carryover Shortfall for such Payment Date and the Class A-4 Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Monthly Accrued Interest for such Payment Date, the Class A-2 Noteholders' Monthly Accrued Interest for such Payment Date, the Class A-3 Noteholders' Monthly Accrued Interest for such Payment Date and the Class A-4 Noteholders' Monthly Accrued Interest for such Payment Date.

     "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A Principal Payment Amount" shall mean, with respect to any Payment Date, an amount greater than or equal to zero and equal to the greater of (a) the Outstanding Amount of the Class A-1 Notes immediately prior to such Payment Date and (b) an amount equal to (i) the Outstanding Amount of the Class A Notes immediately prior to such Payment Date minus (ii) the lesser of
(A) 90.828% of the Pool Balance for such Payment Date and (B) an amount equal to (1) the Pool Balance for such Payment Date minus (2) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Final Scheduled Payment Date of any Class of Class A Notes, the Class A Principal Payment Amount shall not be less than the amount that is necessary to pay that Class of Class A Notes in full; and provided, further, that the Class A Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class A Notes on that Payment Date.

     "Class A-1 Final Scheduled Payment Date" shall mean the June 2006 Payment Date.

     "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered in the Note Register.

     "Class A-1 Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-1 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-1 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually paid to the Class A-1 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

         "Class A-1 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class A-1 Notes" shall mean the $470,300,000 aggregate initial principal amount Class A-1 3.472% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" shall mean 3.472% per annum.

     "Class A-2a Final Scheduled Payment Date" shall mean the April 2008 Payment Date.

     "Class A-2a Noteholder" shall mean the Person in whose name a Class A-2a
Note is registered in the Note Register.

     "Class A-2a Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-2a Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2a Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2a Notes actually paid to the Class A-2a Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2a Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2a Rate.

     "Class A-2a Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class A-2a Notes at the Class A-2a Rate on the Outstanding Amount of the Class A-2a Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class A-2a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2 Notes" shall mean the Class A-2a Notes and the Class A-2b
Notes.

     "Class A-2a Notes" shall mean the $150,000,000 aggregate initial principal amount Class A-2a 3.900% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2a to the Indenture.

     "Class A-2a Rate" shall mean 3.900% per annum.

     "Class A-2b Final Scheduled Payment Date" shall mean the April 2008 Payment Date.

     "Class A-2b Interest Rate Swap Agreement" means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class A-2b Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

     "Class A-2b Noteholder" shall mean the Person in whose name a Class A-2b
Note is registered in the Note Register.

     "Class A-2b Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-2b Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2b Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2b Notes actually paid to the Class A-2b Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2b Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-2b Rate.

     "Class A-2b Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class A-2b Notes at the Class A-2b Rate on the Outstanding Amount of the Class A-2b Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class A-2b Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class A-2b Notes" shall mean the $488,000,000 aggregate initial principal amount Class A-2b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2b to the Indenture.

     "Class A-2b Rate" shall mean One-Month LIBOR plus 0.010% per annum.

     "Class A-3 Final Scheduled Payment Date" shall mean the August 2009 Payment Date.

     "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered in the Note Register.

     "Class A-3 Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-3 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3 Notes actually paid to the Class A-3 Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-3 Rate.

     "Class A-3 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3 Notes" shall mean the $417,000,000 aggregate initial principal amount Class A-3 4.100% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

     "Class A-3 Rate" shall mean 4.100% per annum.

     "Class A-4 Final Scheduled Payment Date" shall mean the July 2012 Payment Date.

     "Class A-4 Interest Rate Swap Agreement" means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class A-4 Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

     "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered in the Note Register.

     "Class A-4 Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-4 Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-4 Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually paid to the Class A-4 Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-4 Rate.

     "Class A-4 Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class A-4 Notes" shall mean the $155,400,000 aggregate initial principal amount Class A-4 Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" shall mean One-Month LIBOR plus 0.040% per annum.

     "Class B Final Scheduled Payment Date" shall mean the July 2012 Payment
Date.

     "Class B Interest Rate Swap Agreement" means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class B Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

     "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered in the Note Register.

     "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually paid to the Class B Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

     "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class B Notes" shall mean the $57,800,000 aggregate initial principal amount Class B Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

     "Class B Principal Payment Amount" shall mean, with respect to any Payment Date, an amount greater than or equal to zero and equal to (a) the sum of (i) the Outstanding Amount of the Class A Notes (after taking into account distribution of the Class A Principal Payment Amount on such Payment Date) and
(ii) the Outstanding Amount of the Class B Notes immediately prior to such Payment Date minus (b) the lesser of (i) 95.165% of the Pool Balance for such Payment Date and (ii) an amount equal to (A) the Pool Balance for such Payment Date minus (B) the Target Overcollateralization Level for such Payment Date; provided, however, that, on the Class B Final Scheduled Payment Date, the Class B Principal Payment Amount shall not be less than the amount that is necessary to pay the Class B Notes in full; and provided, further, that the Class B Principal Payment Amount on any Payment Date shall not exceed the Outstanding Amount of the Class B Notes on that Payment Date.

     "Class B Rate" shall mean One-Month LIBOR plus 0.24% per annum.

     "Class C Final Scheduled Payment Date" shall mean the July 2012 Payment
Date.

     "Class C Interest Rate Swap Agreement" means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class C Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

     "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered in the Note Register.

     "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class C Notes actually paid to the Class C Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

     "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, interest accrued from and including the 25th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the month of such Payment Date on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date. For all purposes of the Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

     "Class C Notes" shall mean the $31,120,000 aggregate initial principal amount Class C Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

     "Class C Principal Payment Amount" shall mean, with respect to any Payment Date, an amount greater than or equal to zero and equal to (a) 100% of the Regular Principal Allocation for such Payment Date minus (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for such Payment Date, and (ii) the Class B Principal Payment Amount for such Payment Date; provided, however, that, on the Class C Final Scheduled Payment Date, the Class C Principal Payment Amount shall not be less than the amount that is necessary to pay the Class C Notes in full; and provided, further, that the Class C Principal Payment Amount on any

Payment Date shall not exceed the Outstanding Amount of the Class C Notes on that Payment Date.

     "Class C Rate" shall mean One-Month LIBOR plus 0.520% per annum.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" shall mean June 23, 2005.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" shall mean, with respect to each Payment Date, the account or accounts established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Collection Period" shall mean the calendar month preceding the calendar month in which the Payment Date occurs.

     "Collections" shall mean all amounts collected by the Master Servicer (from whatever source) on or with respect to the Receivables.

     "Commission" shall mean the Securities and Exchange Commission.

     "Controlling Class" shall mean (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, and (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes.

     "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 10 East 40th Street, 14th Floor, New York, New York 10016, Attention: Susie Moy, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor

Indenture Trustee will notify the Noteholders and the Issuer); and (iii) with respect to the Securities Administrator, the office of the Securities Administrator located at 60 Livingston Avenue, St. Paul, MN 55107, Attn:
Corporate Trust Structured Finance, Ref: MATS 2005-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Noteholders and the Issuer, or the office of any successor Securities Administrator (the address of which the successor Securities Administrator will notify the Noteholders and the Issuer).

     "Counterparty" shall mean each counterparty to the Trust under an Interest Rate Swap Agreement, which initially for each Interest Rate Swap Agreement shall be Merrill Lynch Capital Services, Inc. and its permitted successors and assigns.

     "Cut-off Date" shall mean May 31, 2005.

     "Dealer" shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to Capital One, E-Loan, Ford Credit or Onyx.

     "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" shall mean a Receivable that the related Receivable Servicer determines is unlikely to be paid in full.

     "Definitive Certificates" shall have the meaning specified in Section
3.10 of the Trust Agreement.

     "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

     "Depositor" shall mean ML Asset Backed Corporation, a Delaware corporation and its successors and permitted assigns.

     "Depository Institution" shall mean Merrill Lynch Bank USA as the depository institution at which (i) the E-Loan Servicer shall deposit collections on the E-Loan Receivables, as more specifically described in the E-Loan Servicing Agreement, (ii) the Ford Credit Servicer shall deposit collections on the Ford Credit Receivables, as more specifically described in the Ford Credit Servicing Agreement, (iii) the Onyx Servicer shall deposit collections on the Onyx Receivables, as more specifically described in the Onyx Servicing Agreement, and (iv) the Capital One Servicer shall deposit collections on the Capital One Receivables, as more specifically described in the Capital One Servicing Agreement.

     "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

     "E-Loan" shall mean, collectively, E-Loan, Inc. a Delaware corporation, and E-Loan Auto Fund One, LLC, a Delaware limited liability company, and their respective successors.

     "E-Loan Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as E-Loan Receivables, which Receivables were sold by E-Loan to the Seller and then by the Seller to the Depositor.

     "E-Loan Receivables Purchase Agreement" shall mean (i) the Purchase and Sale Agreement, dated as of July 14, 2004, between E-Loan, Inc. and the Seller and (ii) the Purchase and Sale Agreement, dated as of March 30, 2005, between E-Loan Auto Fund One, LLC and the Seller, and including the Limited Guaranty of E-Loan, Inc. referred to therein.

     "E-Loan Servicer" shall mean SST and its successors.

     "E-Loan Servicing Agreement" shall mean the Servicing and Custodian Agreement, dated as of July 14, 2004, as amended by Amendment No. 1 to the Servicing and Custodian Agreement, dated as of March 30, 2005, among the E-Loan Servicer, as servicer and custodian, and E-Loan, Inc., as administrator, and the Seller.

     "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the States thereof (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

     "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the related Trustee, as applicable;
(ii) the corporate trust department of the Securities Administrator; (iii) a depository institution organized under the laws of the U.S. or any one of the States thereof (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Aa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor's and "Prime-1" by Moody's and (2) whose deposits are insured by the Federal Deposit Insurance Corporation or (iv) any depository institution or trust company in respect of which the Rating Agency Condition is satisfied.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

     "Event of Servicing Termination" shall mean an event specified in Section
7.1 of the Sale and Servicing Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

     "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (v) the Class B Notes, the Class B Final Scheduled Payment Date, and (vi) the Class C Notes, the Class C Final Scheduled Payment Date.

     "Financed Vehicle" shall mean a new or used automobile, light-duty truck, sports utility vehicle or motorcycle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "First Allocation of Principal" shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

     "Fitch" shall mean Fitch, Inc. or its successor in interest.

     "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation, and its successors.

     "Ford Credit Acknowledgment" shall mean the Acknowledgement executed by Ford Credit to service the Receivables purchased by the Depositor pursuant to the Receivables Purchase Agreement on behalf of the Master Servicer.

     "Ford Credit Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as the Ford Credit Receivables, which Receivables were sold by the Seller to the Depositor.

     "Ford Credit Receivables Purchase Agreement" shall mean (i) the Purchase and Sale Agreement dated as of May 1, 2003 between the Seller, as purchaser, and Ford Credit, as seller and (ii) the Purchase and Sale Agreement dated as of September 1, 2003 between the Seller, as purchaser, and Ford Credit, as seller.

     "Ford Credit Servicer" shall mean Ford Credit and its successors.

     "Ford Credit Servicer Report" shall mean the Monthly Servicer Reports as defined in the Ford Credit Servicing Agreement, but based solely on the Ford Credit Receivables.

     "Ford Credit Servicing Agreement" shall mean (i) the Servicing Agreement dated as of May 1, 2003 between the Seller, as purchaser, and Ford Credit, as servicer and (ii) the Servicing Agreement dated as of September 1, 2003 between the Seller, as purchaser, and Ford Credit, as servicer.

     "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the

Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indenture" shall mean the Indenture, dated as of May 31, 2005, by and among the Trust, the Indenture Trustee and the Securities Administrator.

     "Indenture Trustee" shall mean HSBC Bank USA, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below,
(vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

     "Interest Period" shall mean (1) for each of the Class A-1 Notes, Class A-2b Notes, Class A-4 Notes, Class B Notes and Class C Notes, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the prior Payment Date to and including the day immediately prior to such Payment Date and (2) for each of the Class A-2a Notes and Class A-3 Notes, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the 25th day of the calendar month preceding each Payment Date to but excluding the 25th day of the calendar month of such Payment Date. Interest with respect to the Class A-1 Notes, Class A-2b Notes, Class A-4 Notes, Class B Notes and Class C Notes will be computed on the basis of the actual number of days in the related Interest Period and a 360-day year and interest with respect to each of the Class A-2a Notes and Class A-3 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Interest Rate Swap Agreement" means each of the Class A-2b Interest Rate Swap Agreement, the Class A-4 Interest Rate Swap Agreement, the Class B Interest Rate Swap Agreement and the Class C Interest Rate Swap Agreement.

     "Investor Report" shall mean the report prepared by the Master Servicer pursuant to Section 3.8 of the Sale and Servicing Agreement containing, among other things, the information set forth in Section 4.7 of the Sale and Servicing Agreement.

     "IRS" shall mean the Internal Revenue Service.

     "ISDA Master Agreement" shall mean, with respect to a Counterparty, the ISDA Master Agreement (Multicurrency-Cross Border) dated as of June 23, 2005, together with the Schedule thereto and the Confirmations thereunder each dated as of June 23, 2005, between the Issuer and Counterparty.

     "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

     "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee and the Securities Administrator.

     "LIBOR Determination Date" means the day that is two London Banking Days preceding the first day of an Interest Period and with respect to the first LIBOR Determination Date, the day that is two London Banking Days preceding the Closing Date.

     "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

     "Liquidated Receivable" shall mean (i) any Receivable that, by its terms, is in default and as to which the applicable Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the related Financed Vehicle and (ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

     "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the related Receivables Servicer and (b) monies collected by the related Receivables Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of the costs of liquidation and any payments required by law to be remitted to the Obligor.

     "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     "Master Servicer" shall mean U.S. Bank National Association as the master servicer of the Receivables under the Sale and Servicing Agreement, and each successor to thereto (in the same capacity) pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Minimum Required APR" shall mean a rate per annum equal to 6.25%.

     "MLBUSA" shall mean Merrill Lynch Bank USA, or its successors.

     "Monthly Receivables Tape" shall mean a computer tape or disk containing the information about the Receivables necessary to prepare the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 3.8 of the Sale and Servicing Agreement and by the Securities Administrator to the Noteholders pursuant to Section 3.8 of the Sale and Servicing Agreement.

     "Monthly Remittance Condition" shall mean with respect to Ford Credit that each of the following is true: (a) no Event of Servicing Termination (as defined in the applicable Receivables Servicing Agreement) has occurred during the related Collection Period and (b) the rating of the applicable Receivables Servicer's short-term unsecured debt is at least "Prime 1" by Moody's and is at least "A-1" by Standard & Poor's.

     "Moody's" shall mean Moody's Investors Service, Inc. or its successor in interest.

     "Net Swap Payment" shall mean the amount owed by the Issuer to the Counterparty following the netting of the Fixed Amounts and the Floating Amounts (as such terms are defined in the related Interest Rate Swap Agreement) under the applicable Interest Rate Swap Agreement.

     "Net Swap Receipt" shall mean the amount owed by the Counterparty to the Issuer following the netting of the Fixed Amounts and the Floating Amounts (as such terms are defined in the related Interest Rate Swap Agreement) under the applicable Interest Rate Swap Agreement.

     "Note Depositary Agreement" shall mean the Letter of Representations, dated as of June 23, 2005 among the Issuer, the Securities Administrator, as agent and The Depository Trust Company regarding the Offered Notes.

     "Note Depository" shall mean The Depository Trust Company or any successor depository.

     "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

     "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate or the Class C Rate, as applicable.

     "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Paying Agent" shall mean the Securities Administrator or any other Person that meets the eligibility standards for the Securities Administrator specified in Section 6.21 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.000000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

     "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

     "Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

     "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

     "Offered Notes" shall mean, collectively, the Class A Notes, the Class B Notes and the Class C Notes.

     "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Depositor or the Master Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Master Servicer, as applicable.

     "One-Month LIBOR" means for each Interest Period, the rate for deposits in U.S. dollars for a period of one month corresponding to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London Time, on the related LIBOR Determination Date. If such rate does not appear on the Telerate Page 3750, "One-Month LIBOR" for that Interest Period will the Reference Bank Rate for the related Interest Period, or if the Reference Bank Rate cannot be obtained by the Calculation Agent from the related Counterparty (as provided in the definition of "Reference Bank Rate") for the related Interest Period, "One-Month LIBOR" will be the rate for "One-Month LIBOR" from the prior Interest Period.

     "Onyx" shall mean, Onyx Acceptance Corporation, a Delaware corporation, and its successors.

     "Onyx Receivables" shall mean the Receivables listed in Schedule A to the Sale and Servicing Agreement as Onyx Receivables, which Receivables were sold by Onyx to the Seller and then by the Seller to the Depositor.

     "Onyx Receivables Purchase Agreement" shall mean the Sale and Servicing Agreement, dated May 22, 2003, between Onyx, as seller, servicer and custodian and the Seller, as amended.

     "Onyx Servicer" shall mean Onyx and its successors.

     "Onyx Servicing Agreement" shall mean the Sale and Servicing Agreement, dated May 22, 2003, between Onyx, as seller, servicer and custodian, and the Seller, as amended.

     "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Securities Administrator, the Owner Trustee or the Rating Agencies, as applicable.

     "Optional Purchase Percentage" shall mean 10% of the Aggregate Cut-off Date Principal Balance.

     "Original Pool Balance" shall mean an amount equal to the aggregate Principal Balance, as of the Cut-off Date, of the Receivables, which shall be $1,818,270,183.60.

     "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, as applicable, except:

               (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore irrevocably deposited with the Indenture

          Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

               (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar, as applicable, is presented that any such notes are held by a bona fide purchaser;

     provided, that in determining whether the holders of Notes evidencing the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or the Securities Administrator, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that an Authorized Officer of the Indenture Trustee or the Securities Administrator knows to be so owned shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Notes, such Notes shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" shall mean, as of any date of determination and as to any Class or all Classes of Notes, as the context may require, the aggregate principal amount of such Notes Outstanding as of such date of determination.

     "Owner Trustee" shall mean U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

     "Participant" shall mean a participant in or member of the Note
Depository.

     "Payment Date" shall mean the twenty-fifth (25th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

     "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

               (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

               (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

               (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Securities Administrator or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

               (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

               (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

               (g) any other investment with respect to which the Rating Agency Condition is satisfied.

     "Person" shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Plan" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in Section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

     "Pool Balance" shall mean, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection

Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted for the related Collection Period.

     "Pool Factor" as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the aggregate Principal Balance of the Receivables at that time divided by the Original Pool Balance.

     "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Prepayment Date" shall mean with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Master Servicer or the Issuer pursuant to Section 10.1 of the Indenture.

     "Prepayment Price" shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

     "Principal Balance" shall mean, with respect to any Receivable, as of the related date of determination, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal.

     "Principal Distribution Account" shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

     "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

     "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

     "Purchase Amount" shall mean, (i) with respect to a Purchased Receivable that is a Capital One Receivable, an amount equal to the product of (x) the principal balance of such Receivable on the date of purchase and (y) a repurchase premium (as specified in the Capital One Servicing Agreement), plus accrued and unpaid interest to the date of such purchase, (ii) with respect to a Purchased Receivable that is an E-Loan Receivable, an amount equal to the principal balance of such Receivable on the date of purchase multiplied by 100.50%, plus accrued and unpaid interest thereon to the end of the month of such purchase, (iii) with respect to a Purchased Receivable that is a Ford Credit Receivable, an amount equal to the principal balance of such Receivable on the date of purchase, plus accrued and unpaid interest to the date of such purchase and (iv) with respect to a Purchased Receivable that is an Onyx Receivable, an amount equal to the principal balance of such Receivable on the date of purchase plus accrued and unpaid interest thereon to the end of the month of such purchase; provided, however, that (x) for any Receivable that is purchased by the Master Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement, by the Depositor pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Administrator pursuant to Section 2(d) of the Administration Agreement, the "Purchase Amount" shall be an amount equal to the principal balance of such Receivable on the date of purchase, plus accrued and unpaid interest to the date of such purchase and (y) in the case of any purchase by the Master Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement, the "Purchase Amount" shall be an amount that, together with the other amounts then on deposit in the Collection Account, is at least equal to the outstanding principal amount of the Notes plus all accrued but unpaid interest (including any overdue interest) thereon, plus any Net Swap Payments or Swap Termination Payments due to the Counterparties under the Interest Rate Swap Payments and plus all amounts then due and payable by the Trust for fees or other reimbursable amounts to the Receivables Servicers, the Master Servicer, the Securities Administrator, the Administrator, the Owner Trustee and the Indenture Trustee or any other party.

     "Purchase and Sale Agreement" shall mean any of the Capital One Receivables Purchase Agreement, the E-Loan Receivables Purchase Agreement, the Ford Credit Receivables Purchase Agreement and the Onyx Receivables Purchase Agreement.

     "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Master Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement by the Depositor pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Administrator pursuant to Section 2(b)(A) or 2(d) of the Administration Agreement or otherwise purchased by any Responsible Party under the related Purchase and Sale Agreement or by any Receivables Servicer under a Receivables Servicing Agreement.

     "Qualified Institutional Buyer" shall mean a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

     "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes which is then rating such Notes. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Master Servicer.

     "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Master Servicer, the Depositor, the Owner Trustee, the Indenture Trustee or the Securities Administrator in writing that such action will not result in a reduction or withdrawal of the then current rating of any of the Notes.

     "Receivables" shall mean the motor vehicle retail installment sales contracts and loans listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and payments thereunder.

     "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

     "Receivables Purchase Agreement" shall mean the receivables purchase agreement dated as of May 31, 2005, between the Seller and the Depositor, as purchaser.

     "Receivables Servicer" shall mean (i) the Capital One Servicer with respect to the Capital One Receivables, (ii) the E-Loan Servicer with respect to the E-Loan Receivables, (iii) the Ford Credit Servicer with respect to the Ford Credit Receivables, and (iv) the Onyx Servicer with respect to the Onyx Receivables.

     "Receivables Servicer Servicing Fee" shall mean, with respect to a Collection Period and a Receivables Servicer, the fee payable to such Receivables Servicer for services rendered during such Collection Period, which shall equal one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate Principal Balance of those Receivables serviced by such Receivables Servicer as of the first day of such Collection Period.

     "Receivables Servicer Termination Event" shall mean, with respect to any Receivables Servicer, any default or other event for which, under the terms of the related Receivables Servicing Agreement, the remedies provided include its termination as servicer thereunder with respect to the related Receivables.

     "Receivables Servicing Agreement" shall mean any of the Capital One Servicing Agreement, the E-Loan Servicing Agreement, the Ford Credit Servicing Agreement and the Onyx Servicing Agreement.

     "Receivables Servicing Fee Rate" shall mean with respect to each Receivables Servicer, the amount received for servicing functions performed pursuant to the applicable Receivables Servicing Agreement.

     "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Note, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

     "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Master Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the related Receivables Servicer and the Master Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

     "Reference Banks" shall mean four major banks that are engaged in transactions in the London interbank market, selected by the related Counterparty.

     "Reference Bank Rate" means, for each Interest Period, the rate determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period for which such rate is being determined and in a Representative Amount. The related Counterparty will request the principal London office of each Reference Bank to provide a quotation of its rate. If at least two such quotations are provided, the "Reference Bank Rate" for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the "Reference Bank
Rate" for that Interest Period will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the related Counterparty, at approximately 11:00 a.m., New York City time, on the related LIBOR Determination Date for loans in U.S. dollars to leading European banks for a period of one month commencing on the first day of the Interest Period for which such rate is being determined and in a Representative Amount.

     "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Registration Statement" shall mean Registration Statement No. 333-109271 filed by the Depositor with the Commission in the form in which it became effective on September 2, 2004.

     "Regular Principal Allocation" shall mean, with respect to any Payment Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Payment Date over the result (but not less than zero) obtained by subtracting (a) the Pool Balance for such Payment Date from (b) the Target Overcollateralization Level for such Payment Date; provided that the Regular Principal Allocation shall not exceed the aggregate Outstanding Amount of the Notes; provided further that the Regular Principal Allocation on or after the Final Scheduled Payment Date of any Class shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class to zero.

     "Representative" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters.

     "Representative Amount" means, on any LIBOR Determination Date, an amount equal to the outstanding principal amount of the Class A-2b, Class A-4, Class B or Class C Notes, as applicable, on the immediately preceding Payment Date or the Closing Date, as applicable.

     "Responsible Party" shall mean (i) Capital One with respect to the Capital One receivables, (ii) E-Loan with respect to the E-Loan Receivables,
(iii) Ford Credit with respect to the Ford Credit Receivables, and (iv) Onyx with respect to the Onyx Receivables.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of May 31, 2005, among the Trust, the Depositor, as seller, and the Master Servicer.

     "Scheduled Payment" shall mean, for any Receivable, the scheduled monthly payment amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

     "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture Trustee (which Schedules may be in the form of microfiche, disk or other means acceptable to the Trustee).

     "Second Allocation of Principal" shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Securities" shall mean the Notes and the Certificates, collectively.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Administrator" shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Securities Administrator under the Indenture, or any successor Securities Administrator under the Indenture.

     "Securities Administrator Officer" shall mean, with respect to the Securities Administrator, any officer within the Corporate Trust Office of the Securities Administrator with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Securities Administrator and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Security Holders" shall mean the Noteholders and Certificateholders, collectively.

     "Seller" shall mean Merrill Lynch Bank USA, a Utah industrial bank, and its successors.

     "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Master Servicer for services rendered during such Collection Period for administrative duties (for the avoidance of doubt, other than the servicing duties which the Receivables Servicers are performing), which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

     "Servicing Fee Rate" shall mean 0.0185%.

     "Similar Law" shall mean a federal, state, local or non-U.S. law with provisions that are substantially similar to section 406 of ERISA or section 4975 of the Code.

     "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     "SST" shall mean Systems & Services Technologies, Inc., a Delaware limited liability company, and its successors.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

     "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

     "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

     "Successor Master Servicer" shall mean an institution appointed as successor Master Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement.

     "Swap Guarantor" shall mean Merrill Lynch & Co., Inc. and its permitted successors and assigns.

     "Swap Guaranty" shall mean each Guarantee, dated June 23, 2005, by the Swap Guarantor with respect to the counter party's obligations under the Interest Rate Swap Agreements.

     "Swap Termination Payments" shall mean any termination payment payable to any Counterparty under the Interest Rate Swap Agreement on account of an ISDA Event of Default or ISDA Termination Event (as such terms are defined in the related ISDA Master Agreement).

     "Target Overcollateralization Level" shall mean, as of any Payment Date, the amount equal to the greater of (x) 2.50% of the Pool Balance and (y) $17,785,108.00, which amount is equal to 1.00% of the initial aggregate Adjusted Principal Balance of the Receivables.

     "Transfer Date" shall mean the Closing Date.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean Merrill Auto Trust Securitization 2005-1, a Delaware statutory trust governed by the Trust Agreement.

     "Trust Accounts" shall mean the accounts created and maintained in accordance with Section 4.1(b), (c) and (d) of the Sale and Servicing Agreement.

     "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of May 31, 2005, by and among the Depositor and the Owner Trustee, as amended and/or restated from time to time.

     "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

     "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date (other than the portion of any Obligor payment related to the interest accrued on each Receivable up to its last scheduled payment date prior to May 31, 2005); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) the Receivable Files;
(vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables; (viii) the rights of the Depositor under the Receivables Purchase Agreement, each Receivables Servicing Agreement and each agreement with a Responsible Party relating to representations and warranties and repurchase or other remedies for a breach thereof with respect to any of the Receivables; (ix) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Master Servicer or a Receivables Servicer or repurchased by the Depositor or the Administrator); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

     "Underwriters" shall mean the underwriters named in the Underwriting Agreement.

     "Underwriting Agreement" shall mean the Underwriting Agreement, dated June 16, 2005 between the Depositor and the Representative, including the Terms Agreement as defined therein and with respect thereto.

     "Underwritten Securities" shall mean the Class A Notes, Class B Notes and Class C Notes.